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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material under §240.14a-12

TRANSMONTAIGNE PARTNERS L.P.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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TRANSMONTAIGNE PARTNERS L.P.
1670 Broadway, Suite 3100
Denver, Colorado 80202

NOTICE OF SPECIAL MEETING OF UNITHOLDERS
TO BE HELD ON JULY 12, 2016

To the unitholders of TransMontaigne Partners L.P.:

        On behalf of the board of directors of TransMontaigne GP L.L.C. (the "board of directors"), the general partner of TransMontaigne Partners L.P. (the "partnership"), you are cordially invited to attend a special meeting of the unitholders of the partnership (the "special meeting"), which will be held on July 12, 2016 at 10:00 a.m. local time at 1670 Broadway, Suite 3100, Denver, Colorado 80202. At the special meeting, you will be asked to consider and vote on the following proposal:

  To approve the partnership's 2016 Long-Term Incentive Plan (the "2016 Plan"), which, among other things, permits common units to be reserved and made available for issuance with respect to awards under the 2016 Plan.

        The board of directors has unanimously approved the 2016 Plan. The board of directors believes that approval of the 2016 Plan is in the best interests of the partnership and its unitholders and is an important tool to attract and retain qualified individuals, including non-employee directors, who are essential to the future success of the partnership and to encourage them to devote their best efforts to advancing the business of the partnership. The board of directors unanimously recommends that the unitholders vote "FOR" the 2016 Plan.

        The 2016 Plan is intended to replace the long-term incentive plan that was adopted in connection with the partnership's initial public offering in 2005 and expired in 2015. Only the holders of units as of the close of business on the record date of May 31, 2016 are entitled to notice of, and to vote at, the special meeting or any adjournment or postponement thereof.

        Your vote is very important.    Your broker cannot vote your units on your behalf until it receives your voting instructions. The proxy provides unitholders the opportunity to vote on the 2016 Plan. Even if you plan to attend the special meeting, you are urged to vote your units over the internet, by telephone, or by mailing your completed, signed, and dated proxy card. You will retain the right to revoke your proxy at any time before 11:59 p.m. Eastern Time on July 11, 2016. Voting your units over the internet, by telephone, or by mailing a proxy card will not prevent you from attending the special meeting and voting in person. Please note that if you hold your units through a broker or other nominee, and you wish to vote in person at the special meeting, you must obtain from your broker or other nominee a proxy issued in your name.

        The 2016 Plan will not be effective unless approved by the unitholders.    A quorum of more than 50% of our outstanding common units present in person or by proxy will permit us to conduct the proposed business at the special meeting. Our partnership agreement does not require that we present the 2016

Plan to our unitholders for approval; however, the rules of the New York Stock Exchange require approval of the 2016 Plan by a majority of the votes cast by our unitholders.

By Order of the Board of Directors of TransMontaigne GP L.L.C., general partner of TransMontaigne Partners L.P.
Michael A. Hammell Executive Vice President, General Counsel and Secretary TransMontaigne GP L.L.C. Denver, Colorado June 1, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE UNITHOLDER SPECIAL MEETING TO BE HELD ON JULY 12, 2016
The Notice of Special Meeting, Proxy Statement, and Proxy Card are available free of charge at
www.investorvote.com/TLP

TRANSMONTAIGNE PARTNERS L.P.
1670 Broadway, Suite 3100
Denver, Colorado 80202

PROXY STATEMENT
FOR SPECIAL MEETING OF UNITHOLDERS
TO BE HELD ON JULY 12, 2016

        References in this proxy statement to "we," "us," "our" or the "partnership" are intended to mean TransMontaigne Partners L.P. (and its wholly owned and controlled operating subsidiaries), unless otherwise indicated. References in this proxy statement to the "general partner" refer to TransMontaigne GP L.L.C. References in this proxy statement to "common units" refer to the common units representing limited partnership interests of the partnership. References in this proxy statement to "unitholders" refer to the owners of units.

QUESTIONS AND ANSWERS

        The following is qualified in its entirety by the more detailed information contained or incorporated by reference in this proxy statement. Unitholders are urged to read carefully this proxy statement in its entirety.

Q:
Why did I receive these proxy materials?

A:
This proxy statement contains information related to the special meeting of unitholders (the "special meeting") to be held on July 12, 2016 and any postponements or adjournments thereof.

  This proxy statement and the accompanying proxy card are first being mailed to our unitholders on or about June 3, 2016.

Q:
What is a proxy?

A:
You may designate another person or entity, or "proxy," to vote on your behalf. See the question titled "How do I vote?" for more information on how unitholders of record can ensure that their common units are voted at the special meeting.

Q:
Who is soliciting my proxy?

A:
The board of directors of TransMontaigne GP L.L.C. (the "board of directors"), the general partner of the partnership, is sending you this proxy statement in connection with its solicitation of proxies for use at the special meeting. Certain directors, officers, and employees of our general partner may also solicit proxies on our behalf by mail, phone, in person, or other means of communication.

Q:
What is the purpose of the special meeting?

A:
At the special meeting, our unitholders will vote on the 2016 Plan. The long-term incentive plan that was adopted in connection with the partnership's initial public offering in 2005 expired pursuant to its terms at the end of 2015 (the "expired plan"). We are seeking unitholder approval of the 2016 Plan to replace the expired plan. The board of directors believes the 2016 Plan is an important tool to attract and retain qualified individuals, including non-employee directors, who are essential to the future success of the partnership. A complete copy of the 2016 Plan is attached to this proxy statement as Annex A.

Q:
How will my proxy be voted?

A:
Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote all executed proxy cards in accordance with the recommendations of the board of directors, which is to vote "FOR" the following proposal:

•
Approval of the 2016 Long-Term Incentive Plan (the "2016 Plan"), which, among other things, permits common units to be reserved and made available for issuance with respect to awards under the 2016 Plan.

  With respect to any other matter that properly comes before the special meeting, the proxy holders will vote as recommended by the board of directors, or, if no recommendation is given, in their own discretion.

Q:
When and where is the special meeting?

A:
The special meeting will be held on held on July 12, 2016 at 10:00 a.m. local time at 1670 Broadway, Suite 3100, Denver, Colorado 80202.

  In the absence of a quorum, the special meeting may be adjourned from time to time by the affirmative vote of a majority of the outstanding common units entitled to vote and represented either in person or by proxy.

Q:
Who is entitled to vote at the special meeting?

A:
All unitholders as of close of business on the record date of May 31, 2016 (the "record date") are entitled to receive notice of the special meeting and to vote the common units they held on the record date at the special meeting, or any postponements or adjournments thereof. As of the record date, there were 16,124,566 outstanding common units entitled to notice of, and to vote at, the special meeting. Each unitholder who attends the special meeting may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices, and other electronic devices will not be permitted at the special meeting.

Q:
How do I vote?

A:
You may vote by internet, telephone, mail, or in person at the special meeting. Even if you plan to attend the special meeting, we encourage you to vote by following the internet or telephone voting instructions on the proxy card or completing, signing, and mailing your proxy card in advance of the special meeting as soon as possible so that your common units will be represented at the special meeting if for any reason you are unable to attend in person. Your vote must be received by the partnership before the voting polls close at the special meeting.

•
Internet:    please go to the website set forth on the proxy card and follow the on-screen instructions. You will need the control number contained on your proxy card.

•
Telephone:    please dial the toll-free telephone number set forth on the proxy card and follow the audio instructions. You will need the control number contained on your proxy card.

•
Mail:    please mail your completed, signed, and dated proxy card in the enclosed postage-paid return envelope as soon as possible so that your common units will be represented at the special meeting.

•
In Person:    if you plan to attend the special meeting and wish to vote in person, we will give you a ballot at the meeting. However, if you are the beneficial owner of common units held in the name of a broker (i.e., in "street name"), you must obtain a "legal" proxy from your broker or other nominee to vote at the special meeting.

Q:
If my common units are held in "street name" by my broker or other nominee, will my broker or other nominee vote my common units for me?

A:
No. The New York Stock Exchange ("NYSE") rules prohibit your broker or other nominee from exercising voting discretion with respect to the matters to be acted upon at the special meeting. Therefore, you must give your broker or other nominee specific instructions in order for your common units to be voted. Please refer to the voter instruction card provided by your broker or other nominee for specific instructions on voting.

Q:
What do I do if I want to change or revoke my vote?

A:
If you are a unitholder of record at the close of business on the record date, you may change your vote at any time before the voting polls close at the special meeting by:

•
delivering before or at the special meeting, a new proxy with a later date;

•
delivering on or before the business day prior to the special meeting, a notice of revocation to the corporate secretary of our general partner at the address set forth in the notice of the special meeting; or

•
attending the special meeting and voting in person, although attendance at the special meeting will not by itself (i.e., without also actually voting) revoke a previously granted proxy.

  If you are a beneficial owner of common units held in "street name" and you have instructed your broker or other nominee to vote your units, you must follow the procedure your broker or other nominee provides to change those instructions. You may also vote in person at the special meeting if you obtain a "legal" proxy from your broker or other nominee.

Q:
What is the recommendation of the board of directors?

A:
The board of directors recommends that you vote "FOR" the 2016 Plan. The board of directors has unanimously approved the 2016 Plan, subject to the approval and adoption of the 2016 Plan by the unitholders at the special meeting.

Q:
What is a broker non-vote?

A:
Brokers and other nominees holding common units must vote according to specific instructions they receive from the beneficial owners of the units. If specific instructions are not received, brokers and other nominees generally may vote these common units in their discretion for matters that are considered "routine." However, the NYSE rules preclude brokers who have not been given specific instructions from the beneficial owner from exercising voting discretion on certain proposals that are considered "non-routine." This results in a "broker non-vote" on such a proposal. A broker non-vote is included for purposes of determining a quorum. The proposal to approve the 2016 Plan is considered non-routine.

Q:
What constitutes a quorum?

A:
If the holders of a majority of our outstanding common units on the record date are present in person or by proxy at the special meeting, such common units will constitute a quorum and will permit us to conduct the proposed business at the special meeting. Your common units will be counted as present at the special meeting if you:

•
are present and vote in person at the meeting; or

•
have submitted a properly executed proxy card.

  Abstentions and broker non-votes are counted as present in determining whether the quorum requirement for the special meeting is satisfied. For purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, those common units will be treated as not present at the meeting and not entitled to vote with respect to that matter, even though those common units are considered present at the meeting for quorum purposes and may be entitled to vote on other matters. Brokers and nominees do not have discretionary authority to vote with respect to the proposal to approve the 2016 Plan. Abstentions, on the other hand, are considered to be present at the meeting and entitled to vote on the matter abstained from.

Q:
What vote is required to approve the proposal?

A:
NYSE rules require approval of the 2016 Plan by a majority of the votes cast by our unitholders. Votes "for" and "against" and abstentions count as votes cast. Therefore, abstentions have the effect of a vote against the 2016 Plan. The proxy provides unitholders the opportunity to vote on the 2016 Plan. The 2016 Plan will not be effective unless approved by the unitholders.

  A properly executed proxy submitted without voting instructions will be voted (except to the extent that the authority to vote has been withheld) "FOR" the 2016 Plan.

Q:
What happens if the 2016 Plan is approved?

A:
We will use the 2016 Plan to compensate and incentivize the non-employee directors and officers of our general partner and employees of its affiliates who provide services to us or our subsidiaries. The 2016 Plan will generally be administered under the direction of the board of directors and the compensation committee of the board of directors.

Q:
What happens if the 2016 Plan is not approved?

A:
The expired plan has expired and is no longer available for the issuance of units. Without unitholder approval of the 2016 Plan, we would be unable to issue any further grants of common units under an equity compensation plan. NYSE rules require unitholder approval of any new equity compensation plans or any material revisions to existing plans. Without an equity compensation plan, it will be more difficult for us to attract and retain the services of qualified employees, officers, and directors who are essential for the growth and profitability of the partnership and to encourage them to devote their best efforts to advancing the business of the partnership.

Q:
Who can I contact for further information?

A:
If you have questions about the special meeting or how to vote your units, please contact:

  TransMontaigne Partners L.P.
  Attention: Investor Relations
  1670 Broadway, Suite 3100
  Denver, Colorado 80202
  Phone: (303) 626-8200

 PROPOSAL 1: APPROVAL OF THE 2016 LONG-TERM INCENTIVE PLAN

        On February 26, 2016, the board of directors unanimously approved the 2016 Long-Term Incentive Plan (the "2016 Plan"), subject to the approval of our unitholders, and directed that the 2016 Plan be submitted to our unitholders for their approval or disapproval within twelve months thereafter.

        The information provided in this Proposal 1 is intended to assist our unitholders in deciding how to cast their votes on the 2016 Plan, which will allow the board of directors to grant performance-based cash incentive awards and unit-based long-term incentive compensation on the terms described herein. The board of directors believes that the effective use of unit-based long-term incentive compensation is vital to our ability to achieve continued strong performance in the future. The board believes that grants of unit-based awards will help create long-term participation by service providers and thereby assist us in attracting, retaining, motivating and rewarding employees, directors and consultants. The use of long-term equity grants allows the board to align the incentives of employees, directors and consultants with the interests of our unitholders, linking compensation to partnership performance. The use of equity awards as compensation also allows the partnership to conserve cash resources for other important purposes. Accordingly, the board of directors believes that approval of the 2016 Plan is in the best interests of the partnership and the board recommends that unitholders vote for approval of the 2016 Plan.

        The 2016 Plan is intended to replace the long term incentive plan that was adopted in connection with the consummation of our initial public offering in May 2005, which plan expired in 2015. No further awards will be made under our prior long-term incentive plan regardless of whether this Proposal 1 is approved.

        The 2016 Plan reserves 750,000 common units of the partnership to be granted as awards under the 2016 Plan, with such amount subject to adjustment as provided for under the terms of the 2016 Plan if there is a change in the common units of the partnership, such as a unit split or other reorganization. The common units authorized to be granted under the 2016 Plan are expected to be registered pursuant to a registration statement on Form S-8.

        On February 26, 2016, the board of directors also unanimously approved the new TLP Management Services LLC savings and retention plan (the "S&R Plan"), which, assuming approval of the 2016 Plan by our unitholders, is intended to constitute a "Program" (as defined in the 2016 Plan) under, and be subject to, the 2016 Plan. The S&R Plan provides for awards to certain key employees of amounts that are deemed invested in specific Investment Funds identified in the S&R Plan, including a TransMontaigne Partners L.P. Common Units Fund, which amounts are treated as though invested in common units of the Partnership. In addition, on March 2, 2016, awards under the S&R Plan were granted to certain employees and executive officers (the "2016 S&R Awards"), as described below under the heading "—Savings and Retention Plan," all of which were deemed to be invested in the TransMontaigne Partners L.P. Common Units Fund. Subject to the approval of the 2016 Plan by our unitholders, the 2016 S&R Awards are expected to be settled in the form of common units issued under the 2016 Plan. An aggregate of 60,066 common units are subject to the 2016 S&R Awards and include awards to our named executive officers in the following amounts: Frederick W. Boutin, 5,843 common units; Gregory J. Pound, 5,843 common units; Robert T. Fuller, 3,652 common units; and Michael A. Hammell, 4,382 common units. For additional information, see the discussion below in this Proposal 1 under the heading "—New Plan Benefits." Any issuance of common units in respect of the 2016 S&R Awards is subject to the approval of the 2016 Plan pursuant to this Proposal 1. In no event will any of our common units be issued in respect of these awards unless and until unitholder approval of the 2016 Plan has been obtained.

        A copy of the 2016 Plan is attached to this proxy statement as Annex A, and you should refer to the 2016 Plan for further details of the plan and awards that may be made thereunder.

Key Features of the 2016 Plan

        The 2016 Plan provides us with the flexibility to effectively use the units under the plan to provide incentives to our personnel. The 2016 Plan contains provisions we believe are consistent with best practices in equity compensation and which we believe further protect our unitholders' interests, which include:

  •
  Units tendered by participants to satisfy the exercise price of an option or tax withholding obligation with respect to any award will not be "added back" to the units available for issuance under the 2016 Plan. Units subject to a unit appreciation right that are not issued in connection with the unit settlement of the unit appreciation right on exercise, and units purchased on the open market with the cash proceeds from the exercise of options are also not added back to the units available for issuance under the 2016 Plan. Other liberal unit counting rules also do not apply under the 2016 Plan.

  •
  Distributions and distribution equivalents may not be paid on awards subject to performance-based vesting conditions unless and until such conditions are met.

  •
  Unitholder approval must be obtained for any amendment of the 2016 Plan to increase the total number of units available for issuance under the plan.

  •
  The 2016 Plan does not have a single-trigger accelerated vesting provision for change in control and does not provide for excise tax gross ups.

  •
  Awards may not be re-priced, replaced or re-granted through cancellation or modification without unitholder approval if the effect would be to reduce the exercise price for the units under the award. Cash buyouts of underwater awards are not permitted.

Background of Reasons for and the Determination of Units Under the 2016 Plan

        In its determination to approve the 2016 Plan, the board of directors was primarily motivated by the fact that our prior long-term incentive plan had expired in 2015 and that, unless a new equity compensation plan were adopted and approved, we would lose the ability to use an important compensation tool aligned with unitholder interests to attract, motivate and retain highly qualified talent. We did not utilize the vast majority of units that were reserved for issuance under our prior long-term incentive plan and we did not historically grant awards under the prior long-term incentive plan to participants other than our general partner's non-employee directors. However, going forward in the future, we anticipate that units will be issued under the 2016 Plan to employees, executives and other service providers, including to settle awards granted under the S&R Plan that are deemed invested in our partnership's common units fund, which will allow us to conserve cash resources for other uses and better align the interests of employees and executive officers with our unitholders. As a result, the number of units we determined to reserve under the 2016 Plan was not based on prior "burn rate" or other unit usage rate analyses. Rather, in determining the number of units to reserve under the 2016 Plan, we considered the potential number of units we currently expect to issue over the next several years, including with respect to awards expected to be granted pursuant to the new S&R Plan, taking into account our current unit price, expected employment retention and hire rates and other factors.

        The 750,000 common units that are reserved for issuance under the 2016 Plan have a total aggregate equity value of $29,430,000 based on our closing unit price of $39.24 on May 26, 2016 and represents approximately 4.4% of our total outstanding common units on a fully diluted basis. If the 2016 Plan is approved, we estimate that the units reserved for issuance under the 2016 Plan would be sufficient for approximately five to six years of awards (including the 2016 S&R Awards), assuming we grant awards consistent with our projections and noting that future circumstances may require us to change our equity grant expectations. Based on the foregoing, we expect that we would require an additional increase to the unit reserve under the 2016 Plan in 2020 or 2021 (primarily dependent on award levels/amounts and hiring activity during the next few years), noting again that the unit reserve under the 2016 Plan could last for a longer or shorter period of time, depending on future equity grant practices, which we cannot predict with any degree of certainty at this time.

Description of the 2016 Plan

        The description of the 2016 Plan set forth below is a summary of the material features of the 2016 Plan. This summary, however, does not purport to be a complete description of all the provisions of the 2016 Plan. The following summary is qualified in its entirety by reference to the full text of the 2016 Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference.

Common Units Subject to the 2016 Plan

        The maximum number of common units of the partnership that may be delivered with respect to awards under the 2016 Plan is 750,000 common units. The common units deliverable pursuant to an award under the 2016 Plan may consist, in whole or in part, of common units acquired in the open market, from the partnership, any of its affiliates or any other person, or common units otherwise issuable by the partnership, or any combination of the foregoing, as determined by the administrator (defined below) in its discretion. To the extent an award is forfeited, cancelled, exercised, paid or otherwise terminates or expires without the actual delivery of common units pursuant to such award, then the common units subject to such award will again be available for awards under the 2016 Plan.

Administration

        The 2016 Plan is administered by the board of directors, but may be administered by a committee of the board of directors or of the board of directors or board of managers, as the case may be, of TLP Management Services LLC or any other committee or individual as may be appointed by the board of directors to administer the 2016 Plan, provided that such committee must be comprised solely of one or more non-employee directors (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") in order to grant awards to, or amend awards held by, individuals who are subject to Section 16 of the Exchange Act. The term "administrator" as used in this summary refers to the board of directors or any other committee appointed by the board of directors to administer the 2016 Plan. The administrator has the full authority, subject to the terms of the 2016 Plan, to establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 2016 Plan, to designate participants under the 2016 Plan, to determine the number of common units to be covered by awards, to determine the type or types of awards to be granted to a participant, and to determine the terms and conditions of any award.

Eligibility

        All employees, consultants and directors who provide services to us, our general partner and their direct and indirect subsidiaries are generally eligible to be selected to participate in the 2016 Plan. Approximately 450 employees and seven non-employees directors are eligible to receive awards under the 2016 Plan; however, this number is subject to change as the number of individuals in our business is adjusted to meet our operational requirements. With respect to non-employee directors, we currently anticipate that only the independent directors on the board of our general partner (3 individuals) would receive awards granted under the 2016 Plan.

Term of the 2016 Plan

        The 2016 Plan shall continue in effect until the earliest of (i) the date terminated by the board of directors or (ii) the tenth (10th) anniversary of the date on which the 2016 Plan was adopted by the board of directors.

Awards under the 2016 Plan

        Options and Unit Appreciation Rights.    Options represent the right to purchase a number of common units at a specified exercise price. Unit appreciation rights represent the right to receive the appreciation in the value of a number of common units as of the exercise date over a specified exercise price. Options and unit appreciation rights may be granted to such eligible individuals and with such terms as the administrator may determine, consistent with the terms of the 2016 Plan; however, the exercise price of an option or unit appreciation right may not be less than the fair market value of a common unit on the date of grant (except with respect to such awards granted in substitution for similar awards held by individuals who become employees, directors or consultants of us, our general partner or one of their affiliates as a result of a merger, consolidation or acquisition by the partnership or an affiliate).

        Restricted Units and Phantom Units.    A restricted unit is a common unit that is subject to forfeiture while it remains unvested. Upon vesting, the forfeiture restrictions lapse and the participant holds a common unit that is not subject to forfeiture. A phantom unit is a notional unit that entitles the participant to receive a common unit upon the vesting of the phantom unit or, in the discretion of the administrator, cash equal to the fair market value of a common unit. The administrator may make grants of restricted and phantom units under the 2016 Plan that contain such terms, consistent with the 2016 Plan, as the administrator may determine are appropriate, including number of restricted units or phantom units subject to the award and the vesting and forfeiture conditions applicable to the awards. To the extent provided by the administrator, in its discretion, a grant of restricted units may provide that the distributions made by the partnership with respect to the restricted units will be subject to the same forfeiture and other restrictions as the restricted units to which such distributions relate. The administrator, in its discretion, may also grant tandem distribution equivalent rights with respect to phantom units.

        Distribution Equivalent Rights.    The administrator may grant distribution equivalent rights under the 2016 Plan. A distribution equivalent right is a contingent right to receive an amount in cash, common units, restricted units and/or phantom units equal in value to the distributions made by the partnership with respect to a common unit during the period the award is outstanding.

        Other Unit-Based Awards.    The 2016 Plan also permits the grant of "other unit-based awards," which are awards that, in whole or in part, are denominated or payable in, valued in or otherwise based on or related to the value of a common unit. The administrator will determine the terms and conditions of any other unit-based award. An other unit-based award may be paid in cash, common units (including restricted units) or any combination thereof as provided in the applicable award agreement.

Adjustments

        Upon the occurrence of any "equity restructuring" that could result in additional compensation expense to TLP Management Services LLC, our general partner or us under Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718") if adjustments to awards with respect to such event were discretionary, the administrator will (a) equitably adjust the number and type of common units covered by each outstanding award and the terms and conditions of such award to equitably reflect the restructuring event and (b) adjust the number and type of common units with respect to which future awards may be granted under the 2016 Plan. Upon the occurrence of a similar event that would not result in a FASB ASC Topic 718 accounting charge if adjustments to awards were discretionary, the administrator will have complete discretion to adjust awards in the manner it deems appropriate.

Amendments

        The administrator may amend or modify the 2016 Plan at any time; provided, however, that unitholder approval will be obtained for any amendment to the 2016 Plan to the extent necessary to comply with any applicable law, regulation or securities exchange rule. The administrator may also amend any outstanding award made under the 2016 Plan, provided that no change in any outstanding award may be made that would materially reduce the rights or benefits of the participant without the consent of the affected participant.

United States Federal Income Tax Consequences

        The following is a general summary under current law of the material U.S. federal income tax consequences to a U.S. participant granted an option under the 2016 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences (except, with respect to federal employment taxes, to the limited extent discussed below). The sections titled "—Additional Tax Consequences for Holders of Units" and "—Potential Self Employment Consequences" discuss additional tax consequences that may apply to a participant as a holder of common units issued pursuant to an award under the 2016 Plan.

        Options.    A participant will not have taxable income on the grant or vesting of the option. The participant generally will recognize ordinary income at the time of exercise in an amount equal to the aggregate fair market value of the common units at the time of exercise less the aggregate exercise price. The participant's initial basis in each common unit generally will be the fair market value of a common unit on the date the participant exercises the option. Any subsequent gain or loss will generally be taxable as capital gain or loss.

        Additional Tax Consequences for Holders of Units.    To the extent a participant receives common units, there will be additional tax consequences to the participant as a unitholder. In particular, each unitholder of the partnership is required to report on his or her individual income tax return his or her allocable share of income, gains, losses and deductions of the partnership in computing his or her federal income tax liability, regardless of whether cash distributions are made by the partnership. Distributions by the partnership to a unitholder generally are not taxable unless the amount of cash distributed exceeds the unitholder's adjusted basis in his or her common units.

        Potential Self Employment Consequences.    If a participant receives common units in the partnership and is deemed to be an employee of the partnership, the issuance of those units may cause wages paid to the participant to be characterized and subject to taxation as self-employment income. If treated as a self-employed partner, the participant will be required to make quarterly income tax payments rather than having amounts withheld by the partnership or its affiliates. Additionally, if self-employed, the participant will be required to pay the full amount of all employment taxes on his or her compensation, whereas employees are only responsible for 50% of such taxes. In addition, if required to be treated as a self-employed partner, the participant will not be able to participate in certain welfare benefit plans that may be maintained by the partnership or its affiliates, such as so-called "cafeteria" plans, and the cost of employer-provided health and life insurance benefits will be includible in the participant's taxable income (but may also be deductible to a limited extent). To date, the Internal Revenue Service has not issued definitive guidance regarding the treatment of wages paid to partner-employees. It is not presently intended to treat participants who receive units in the partnership as self-employed partners with respect to the wages paid to such participants.

        Section 409A of the Code.    Certain awards under the 2016 Plan, including option awards, may be considered "non-qualified deferred compensation" for purposes of Section 409A of the U.S. Internal Revenue Code of 1986, as amended from time to time (the "Code"), which imposes certain additional requirements regarding the payment of deferred compensation. Generally, if at any time during a taxable year a non-qualified deferred compensation plan fails to meet the requirements of Section 409A of the Code, or is not operated in accordance with those requirements, all amounts deferred under such plan for the taxable year and all preceding taxable years, by or on behalf of any participant with respect to whom the failure relates, are includible as ordinary income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included as ordinary income. In addition, the deferred amount may be subject to interest and an additional 20% penalty tax (and, potentially, certain interest penalties and additional state taxes). The interest, which is equal to the interest at the underpayment rate plus one percentage point, is imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture.

        To the extent applicable, the 2016 Plan and awards granted under the 2016 Plan have been and will be structured and interpreted to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the administrator to preserve the intended tax treatment of awards granted under the 2016 Plan, the 2016 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

        On February 26, 2016, the board of directors unanimously approved the S&R Plan, which, subject to the approval of the 2016 Plan by our unitholders, is intended to constitute a "Program" (as defined in the 2016 Plan) under, and be subject to, the 2016 Plan. The S&R Plan provides for awards to certain key employees of amounts that are deemed invested in specific investment funds identified in the S&R Plan, including a TransMontaigne Partners L.P. Common Units Fund, which amounts are treated as though invested in common units of the partnership. Awards granted under the S&R Plan generally vest as to 50% of the participant's award on the first day of the month that falls closest to the second anniversary of the grant date, and as to the remaining 50% of the participant's award on the first day of the month that falls closest to the third anniversary of the grant date and may be settled in cash or in the form of common units of the partnership issued under the 2016 Plan, subject to approval of the 2016 Plan by the partnership's unitholders. The awards are subject to earlier vesting upon a change in control or the recipient's death or disability, upon certain involuntary terminations of the recipient and upon the recipient achieving certain age or service thresholds as defined in the S&R Plan.

        On March 2, 2016, awards under the S&R Plan were granted to certain executive officers, all of which were deemed to be invested in the TransMontaigne Partners L.P. Common Units Fund, with the number of notional units determined based on the closing price of the common units of the partnership on the date of grant. The following table shows awards granted under the 2016 Plan, all of which were granted pursuant to the S&R Plan, and all of which, subject to the approval of the 2016 Plan by our unitholders, are expected to be settled in the form of common units issued under the 2016 Plan. In no event will any of our common units be issued in respect of these awards unless and until unitholder approval of the 2016 Plan has been obtained. Except with respect to these previously granted awards under the S&R Plan, all awards and units that may be issued under the 2016 Plan are subject to the discretion of the administrator, and the amount of awards or benefits to be received by any individual under the 2016 Plan is therefore not determinable.

NEW PLAN BENEFITS
2016 Long-Term Incentive Plan

Name and Position	Dollar Value ($)(1)	Number of Units
Named Executive Officers :
Frederick W. Boutin, Chief Executive Officer	200,000	5,843
Gregory J. Pound, President and Chief Operating Officer	200,000	5,843
Robert T. Fuller, Executive Vice President, Chief Financial Officer, Chief Accounting Officer & Treasurer	125,000	3,652
Michael A. Hammell, Executive Vice President, General Counsel & Secretary	150,000	4,382
All Current Executive Officers as a Group (4 persons):	675,000	19,720
All Current Non-Executive Directors as a Group (7 persons):	0	0
All Non-Executive Officer Employees as a Group :	1,381,044	40,346

(1)
Amount shown is based on the closing price of our common units of $34.23 on March 2, 2016.

Recommendation and Vote Required

        If this Proposal 1 is not approved by our unitholders, neither the 2016 Plan nor the S&R Plan will become effective and no common units will be issued in connection with the 2016 S&R Awards. Approval of the 2016 Plan will require the affirmative vote of the holders of a majority of the outstanding common units of the partnership represented in person or by proxy at the meeting and entitled to vote thereon.

        The board of directors recommends a vote "FOR" the approval of the 2016 Plan Proposal.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED UNITHOLDER MATTERS

        The following table sets forth certain information regarding the beneficial ownership of our common units as of May 31, 2016 by each director of our general partner, by each individual serving as an executive officer of our general partner as of May 31, 2016, by each person known by us to own more than 5% of the outstanding common units, and by all directors, director nominees and the named executive officers as of May 31, 2016 as a group. The information set forth below is based solely upon information furnished by such individuals or contained in filings made by such beneficial owners with the SEC.

        The calculation of the percentage of beneficial ownership is based on an aggregate of 16,124,566 limited partnership common units outstanding as of May 31, 2016. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and includes voting and investment power with respect to the units. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment power with respect to all units beneficially owned. Units underlying outstanding warrants or options that are currently exercisable or exercisable within 60 days of May 31, 2016 are deemed outstanding for the purpose of computing the percentage of beneficial ownership of the person holding those options or warrants, but are not deemed outstanding for computing the percentage of beneficial ownership of any other person. The address for each named executive officer, director and director nominee is care of TransMontaigne Partners L.P., 1670 Broadway, Suite 3100, Denver, Colorado 80202.

Name of beneficial owner	Common units beneficially owned	Percentage of common units beneficially owned
TLP Equity Holdings, LLC(1)	2,366,704	14.7%
Gulf TLP Holdings, LLC(1)	800,000	5.0%
OppenheimerFunds, Inc.(2)	2,646,178	16.4%
Energy Income Partners, LLC(3)	1,404,869	8.7%
First Trust Portfolios L.P.(4)	825,496	5.1%
Named Executive Officers
Frederick W. Boutin(5)	48,537	*
Robert T. Fuller(6)	6,120	*
Michael A. Hammell(6)	4,653	*
Gregory J. Pound(5)	36,568	*
Directors
Steven A. Blank(7)	6,000	*
Robert A. Burk(7)	15,453	*
Theodore D. Burke	—	*
Kevin M. Crosby	—	*
Daniel R. Revers(1)	3,166,704	19.6
Lawrence C. Ross(7)	6,000	*
Lucius H. Taylor	—	*
All directors, director nominees and executive officers as a group (11 persons)	3,290,035	20.40%

*
Less than 1%

(1)
Based on the Schedule 13D filed with the Securities and Exchange Commission on April 1, 2016 by each of Daniel R. Revers, TLP Equity Holdings, LLC, a Delaware limited liability company

  ("TLPEH");and Gulf TLP Holdings, LLC, a Delaware limited liability company ("Gulf"). TLPEH is indirectly owned by ArcLight Energy Partners Fund VI, L.P., which is indirectly owned by ArcLight Capital Holdings, LLC. Mr. Revers is the manager of the general partner of the limited partnership that manages ArcLight Capital Holdings, LLC. Gulf is indirectly owned by ArcLight Energy Partners Fund VI, L.P., which is indirectly owned by ArcLight Capital Holdings, LLC. Mr. Revers is the manager of the general partner of the limited partnership that manages ArcLight Capital Holdings, LLC. Mr. Revers reports shared voting and shared dispositive power over the 3,166,704 common units reported above. TLPEH reports shared voting and shared dispositive power over the 2,366,704 common units reported above. Gulf reports shared voting and shared dispositive power over the 800,000 common units reported above. The principal business address of each reporting person/entity is c/o ArcLight Capital Holdings, LLC, 200 Clarendon Street, 55th Floor, Boston, Massachusetts 02117.

(2)
Based on the Schedule 13G (Amendment No. 5) filed with the Securities and Exchange Commission on February 5, 2016 by OppenheimerFunds, Inc. and Oppenheimer SteelPath MLP Alpha Fund. OppenheimerFunds, Inc. reports shared voting and shared dispositive power over the 2,646,178 common units reported above. OppenheimerFunds, Inc. may be deemed to beneficially own 1,236,104 common units held by Oppenheimer SteelPath MLP Alpha Fund. Oppenheimer SteelPath MLP Alpha Fund reports shared voting and shared dispositive power over the same 1,236,104 common units. The address of OppenheimerFunds, Inc. is Two World Financial Center, 225 Liberty Street, New York, New York 10281. The address of Oppenheimer SteelPath MLP Alpha Fund is 6803 S. Tucson Way, Centennial, Colorado 80112-3924.

(3)
Based on the Schedule 13G (Amendment No. 3) filed with the Securities and Exchange Commission on February 11, 2016 by Energy Income Partners, LLC, James J. Murchie, Eva Pao, Linda A. Longville and Saul Ballesteros. James J. Murchie and Eva Pao are the Portfolio Managers with respect to the portfolios managed by Energy Income Partners, LLC. Linda A. Longville and Saul Ballesteros are control persons of Energy Income Partners, LLC. Each of the foregoing report shared voting and dispositive power over 1,404,869 common units. Energy Income Partners, LLC, serves as a sub-adviser to certain registered investment companies advised by First Trust Advisors LP. As of December 31, 2015, the Sub-Advised Funds beneficially owned 6.6% of this share class. The address of each of the foregoing is 49 Riverside Avenue, Westport, Connecticut 06880.

(4)
Based on the Schedule 13G (Amendment No. 2) filed with the Securities and Exchange Commission on February 4, 2016 by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation. The Charger Corporation is the general partner of both First Trust Portfolios L.P. and First Trust Advisors L.P. Each of the forgoing report beneficial ownership of 825,496 common units. The Charger Corporation and First Trust Advisors L.P. report shared voting power over 823,432 common units and shared dispositive power over 825,496 common units. First Trust Portfolios L.P. reports that it has no sole or shared voting or sole or shared disposition rights over any of the common units. The address of each of the forgoing is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

(5)
Includes 7,038 phantom units awarded to Mr. Boutin in 2014 and 2015 and 7,469 phantom units awarded to Mr. Pound in 2014 and 2015, each pursuant to the TransMontaigne Services LLC savings and retention plan. Includes 5,843 phantom units awarded to each of Mr. Boutin and Mr. Pound in March 2016, each pursuant to the TLP Management Services LLC savings and retention plan. Each of Messrs. Boutin and Pound have satisfied the age and length of service thresholds under the prior and the current savings and retention plans, therefore, the common units beneficially owned and reported in the table above include phantom units that were immediately vested upon grant and will become payable as to 50% of a participant's award in the month containing the second anniversary of the grant date, and the remaining 50% in the month containing the third anniversary of the grant date. The phantom units are subject to earlier payment as described under "—Savings and Retention Plan" above. At the time of payment, phantom units will be paid out, in the sole discretion of the plan administrator, in cash, in common units or a combination thereof.

(6)
Includes 3,861 phantom units awarded to Mr. Fuller in 2014 and 2015 and 4,653 phantom units awarded to Mr. Hammell in 2014 and 2015, each pursuant to the TransMontaigne Services LLC savings and retention plan. The foregoing phantom units vested upon the ArcLight acquisition (as further described under "Executive Compensation—Executive Compensation—Compensation Discussion and Analysis" below) effective February 1, 2016. Excludes 3,652 phantom units awarded to Mr. Fuller and 4,382 phantom units awarded to Mr. Hammell in March 2016 under the TLP Management Services Savings and Retention Plan. The phantom units vest 50% as of the January 1 that falls closest to the second anniversary of the grant date, with the remaining 50% vesting as of the January 1 that falls closest to the third anniversary of the grant date. Phantom units granted are subject to earlier vesting as described under "—Savings and Retention Plan" above. At the time of payment, phantom units will be paid out, in the sole discretion of the plan administrator, in cash, in common units or a combination thereof.

(7)
The ArcLight acquisition resulted in a change in control of our general partner. Pursuant to the TransMontaigne Services LLC long term incentive plan, all the restricted phantom units awarded to the independent directors vested as of February 1, 2016 as a result of the change in control.

Equity Compensation Plan Information

        The following table summarizes information about our equity compensation plans as of December 31, 2015.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	15,750	—	—

Total	15,750	—	—

(1)
For 2015 and prior years, restricted phantom unit awards were granted to our general partner's independent directors pursuant to TransMontaigne Services LLC's long-term incentive plan, which expired in 2015. This long term incentive plan did not require post-IPO approval by our limited partners.

 EXECUTIVE COMPENSATION

Executive Compensation

Compensation Discussion and Analysis

        We do not directly employ any of the persons responsible for managing our business. We are managed by our general partner, TransMontaigne GP L.L.C. For the year ended December 31, 2015, the executive officers of our general partner were employees of and paid by NGL Energy Operating LLC, a wholly owned subsidiary of NGL Energy Partners LP ("NGL"). All of our management and operational activities were provided during 2015, and are still provided for a transition period, by employees of NGL Energy Operating.

        On February 1, 2016, NGL, consummated the sale of its indirect 100% ownership interest in our general partner pursuant to a purchase agreement by and among NGL, TransMontaigne Services LLC, a wholly owned subsidiary of NGL, ArcLight Energy Partners Fund VI, L.P. ("ArcLight"), and Gulf TLP Holdings, LLC, a wholly owned subsidiary of ArcLight, which we refer to herein as the ArcLight acquisition.

        In connection with the ArcLight acquisition, NGL and ArcLight entered into a transition services agreement whereby NGL Energy Operating continues to employ the officers of our general partner and employees that provide services to our partnership and NGL Energy Operating provides payroll and benefits services related thereto for so long as necessary. It is anticipated that in 2016, all employees who provide services with respect to our business will become employees of TLP Management Services LLC, a newly formed, wholly owned subsidiary of Gulf TLP Holdings. TLP Management Services LLC will establish and maintain all employee benefits programs on behalf of our partnership.

        We do not incur any direct compensation charge for the executive officers of our general partner. Instead, for 2015, we paid TransMontaigne LLC under the omnibus agreement an annual administrative fee that was intended to compensate TransMontaigne LLC for providing, through NGL Energy Operating, certain corporate staff and support services to us, including services provided to us by the executive officers of our general partner. During the year ended December 31, 2015, we paid TransMontaigne LLC an administrative fee of approximately $11.3 million. The administrative fee is a lump-sum payment and does not reflect specific amounts attributable to the compensation of the executive officers of our general partner while acting on our behalf.

        In addition, under the omnibus agreement, and prior to the ArcLight acquisition on February 1, 2016, we agreed to reimburse TransMontaigne LLC for a portion of the incentive bonus awards made to key employees under the TransMontaigne Services LLC savings and retention plan, provided that the compensation committee of our general partner determines that an adequate portion of the incentive bonus awards are indexed to the performance of our common units in the form of restricted phantom units. The value of our incentive bonus award reimbursement for a single grant year may be no less than $1.5 million. Effective April 13, 2015 and beginning with the 2015 incentive bonus award, we have the option to provide the reimbursement in either a cash payment to TransMontaigne LLC (or Gulf TLP Holdings from and after February 1, 2016) or the delivery of our common units to TransMontaigne LLC (or Gulf TLP Holdings from and after February 1, 2016) or to the award recipients, with the reimbursement made in accordance with the underlying vesting and payment schedule of the savings and retention plan. Prior to the 2015 incentive bonus award, we reimbursed our portion of the incentive bonus awards by making cash payments to TransMontaigne LLC over the first year that each applicable award was granted. For the 2015 incentive bonus awards, the expense associated with the reimbursement is approximately $1.3 million.

        Effective as of February 1, 2016, in connection with the ArcLight acquisition, we entered into an assignment and fourth amendment to the omnibus agreement by and among Partners, our general partner, Gulf TLP Holdings, TransMontaigne LLC, as assignor, and the other parties thereto. The amendment amended the omnibus agreement to, among other items, consent to the assignment of the omnibus agreement from TransMontaigne LLC to Gulf TLP Holdings. In March 2016, we amended and restated the omnibus agreement to reflect the change in ownership structure to ArcLight and to remove certain legacy provisions that were no longer applicable to us. The amended and restated omnibus agreement did not change the financial terms, substantive rights or obligations of the parties. Accordingly, the payments previously made to TransMontaigne LLC, including the administrative fee and satisfaction of incentive bonus awards to employees providing services to our partnership, are now paid to Gulf TLP Holdings. Until such time as the employees who provide services to our partnership become employees of TLP Management Services LLC, Gulf TLP Holdings will make certain payments to NGL under the transition services agreement.

        The board of directors and the compensation committee of our general partner perform only a limited advisory role in setting the compensation of the executive officers of our general partner, which for 2015 was determined by the compensation committee of TransMontaigne LLC. The compensation committee of our general partner, however, determines the amount, timing and terms of all equity awards granted to our independent directors. For 2015 and prior years, such awards were granted under TransMontaigne Services LLC's long-term incentive plan.

        The primary elements of TransMontaigne LLC's compensation program for 2015 were a combination of annual cash and long-term equity-based compensation. During 2015, elements of compensation for our executive officers consisted of the following:

  •
  Annual base salary;

  •
  Discretionary annual cash awards;

  •
  Long-term equity-based compensation; and

  •
  Other compensation, including very limited perquisites.

        The elements of TransMontaigne LLC's compensation program for 2015, along with TransMontaigne LLC's other rewards (for example, benefits, work environment, career development), were intended to provide a total rewards package designed to support the business strategies of TransMontaigne LLC and our partnership. During 2015, TransMontaigne LLC did not use any elements of compensation based on specific performance-based criteria and did not have any other specific performance-based objectives. Although the board of directors and the compensation committee of our general partner perform only a limited advisory role in setting the compensation of the executive officers of our general partner, we are not aware of any compensation elements of TransMontaigne LLC's compensation program which are reasonably likely to have a material adverse effect on us.

        TransMontaigne Services LLC's savings and retention plan and long-term incentive plan was intended to align the long-term interests of the executive officers of our general partner with those of our unitholders to the extent a portion of the bonus awards under the savings and retention plan is deemed invested in our common units.

Employment and Other Agreements

        We have not entered into any employment agreements with any officers of our general partner.

Compensation Committee Report

        The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in our proxy statement for filing with the Securities and Exchange Commission.

COMPENSATION COMMITTEE Lawrence C. Ross, Chair Steven A. Blank Robert A. Burk

Compensation of Directors

        Employees of our general partner or its affiliates (including employees of NGL and its affiliates in 2015 and, from and after February 1, 2016, employees of ArcLight and its affiliates) who also serve as directors of our general partner do not receive additional compensation. Independent directors receive a $30,000 annual cash retainer and an annual grant of 3,000 restricted phantom units, which will vest in 25% increments on the anniversary of their grant date and each of the succeeding three anniversaries (with vesting to be accelerated upon a change in control). Upon vesting, the restricted phantom units will be replaced with our common units on a one-for-one basis, as the common units are acquired in the open market by the plan, issued by our partnership or paid out in cash based upon the closing market price of the common units on the date of vesting, at the option of the plan administrator. Distributions are paid on restricted phantom units at the same rate as distributions on our unrestricted common units. In addition, each director is reimbursed for out-of-pocket expenses in connection with attending meetings of the board of directors or committees. Each director will be fully indemnified by us for actions associated with being a director to the extent permitted under Delaware law. The following table provides information concerning the compensation of our general partner's directors for 2015.

Director Compensation Table for 2015

Name (a)	Fees earned or paid in cash ($) (b)	Stock awards ($) (c)		All other compensation ($) (g)	Total ($) (h)
Atanas H. Atanasov(1)	—	—		—	—
Benjamin Borgen(1)	—	—		—	—
Donald M. Jensen(1)	—	—		—	—
Brian Cannon(1)(2)	—	—		—	—
Steven A. Blank	$30,000	$93,330	(3)	—	$123,330
Robert A. Burk	$30,000	$93,330	(3)	—	$123,330
Lawrence C. Ross	$30,000	$93,330	(3)	—	$123,330

(1)
Because Messrs. Atanasov, Borgen, Cannon and Jensen are employees of an affiliate of our general partner, none of them received compensation for service as a director of our general partner. At December 31, 2015, none of Messrs. Atanasov, Borgen and Jensen held any restricted phantom or other limited partnership interests.

(2)
In 2015, Brian Cannon received 2,717 restricted phantom units for his service as an officer and employee of TransMontaigne LLC under the TransMontaigne Services LLC Savings and Retention Plan. The grant date fair value per restricted phantom unit is equal to $36.80, the closing price of our unrestricted common units on January 29, 2015.

(3)
This dollar amount reflects the aggregate grant date fair value of the restricted phantom units, computed in accordance with generally accepted accounting principles. The grant date fair value per restricted phantom unit is equal to $31.11, the closing price of our unrestricted common units on October 14, 2015. The restricted phantom units vest in 25% increments beginning on

  September 30, 2016 and each of the succeeding three anniversaries (with vesting to be accelerated upon a change in control). At December 31, 2015, Messrs. Blank, Burk and Ross each held 5,250 restricted phantom units. In connection with the ArcLight acquisition, effective February 1, 2016, all of the restricted phantom units previously granted to the independent directors vested and were satisfied via the delivery our common units.

Compensation Committee Interlocks and Insider Participation

        During the year ended December 31, 2015, Messrs. Blank, Burk and Ross served on the compensation committee of our general partner. During 2015, none of the members of the compensation committee was an officer or employee of our general partner or any of our subsidiaries or served as an officer of any company with respect to which any of the executive officers of our general partner served on such company's board of directors.

Savings and Retention Plan

        The board of directors of TransMontaigne LLC adopted the savings and retention plan of TransMontaigne Services LLC effective January 1, 2007, which was subsequently amended and restated. For 2015, the plan was administered by the compensation committee of TransMontaigne LLC. The purpose of the plan was to provide for the reward and retention of certain key employees of TransMontaigne Services LLC or its affiliates by providing them with bonus awards that vest over future service periods. Awards under the plan generally became vested as to 50% of a participant's annual award as of the January 1 that falls closest to the second anniversary of the grant date, and the remaining 50% as of the January 1 that falls closest to the third anniversary of the grant date, subject to earlier vesting upon a participant's retirement, death or disability, involuntary termination without cause, or termination of a participant's employment following a change in control of NGL or TransMontaigne LLC, or their affiliates, as specified in the plan. Awards are payable as to 50% of a participant's annual award in the month containing the second anniversary of the grant date, and the remaining 50% in the month containing the third anniversary of the grant date, subject to earlier payment upon the participant's retirement, death or disability, involuntary termination without cause, or termination of a participant's employment following a change in control of NGL or TransMontaigne LLC, or their affiliates, as specified in the plan. For certain senior level employees, including the executive officers of our general partner, all prior grants vested upon the change in control of TransMontaigne LLC that occurred on July 1, 2014 and, with respect to the 2015 awards, such awards vested upon the change in control of our general partner that occurred on February 1, 2016. Pursuant to the provisions of the plan, once participating employees of TransMontaigne Services LLC reach the age and length of service thresholds set forth below, awards are immediately vested and become payable as set forth above, and such vested awards remain subject to forfeiture as specified in the plan. A person will satisfy the age and length of service thresholds of the plan upon the attainment of the earliest of (a) age sixty, (b) age fifty-five and ten years of service as an officer of TransMontaigne LLC or its affiliates, or (c) age fifty and twenty years of service as an employee of TransMontaigne LLC or its affiliates. For the awards granted under the plan in February 2015, the Chief Executive Officer and Chief Operating Officer of our general partner have each satisfied the age and length of service thresholds of the plan. Generally, only senior level management of TransMontaigne Services LLC receive awards under the plan. Although no assets are segregated or otherwise set aside with respect to a participant's account, the amount ultimately payable to a participant shall be the amount credited to such participant's account as if such account had been invested in some or all of the investment funds selected by the plan administrator.

        The plan administrator determines both the amount and investment funds in which the bonus award will be deemed invested for each participant. For the year ended December 31, 2015, the four investment funds that the plan administrator could select were (1) a fixed interest fund, under which interest accrues at a rate to be determined annually by the plan administrator; (2) a fund under which a participant's account is deemed invested in the Dodge & Cox Income Fund, which invests primarily in bonds and other fixed income securities; (3) an equity index fund under which a participant's account is deemed invested in the SPDR Trust Series 1, which has an investment goal of tracking the performance of the Standard & Poor's 500 Index, or such other equity index as the plan administrator may from time to time select; and (4) a fund under which a participant's account tracks the performance of our common units, with all distributions automatically reinvested in common units. Upon vesting and payment, the participant shall be paid the value of the investment funds in cash or in-kind, at the sole discretion of the plan administrator. The plan administrator allocated 100% of all 2015 awards to the partnership's common units fund. For the 2015 incentive bonus awards, the expense associated with the reimbursement is approximately $1.3 million.

        On February 26, 2016, the board of directors unanimously approved the new S&R Plan, which, assuming approval of the 2016 Plan by our unitholders, is intended to constitute a "Program" (as defined in the 2016 Plan) under, and be subject to, the 2016 Plan, for employees who provide services with respect to our business. The S&R Plan will be used for incentive bonus awards in 2016 and going forward. The new savings and retention plan operates in a manner that is, and pursuant to terms and conditions that are substantially similar to, the savings and retention plan of TransMontaigne Services LLC used previously. Under the omnibus agreement, we expect to reimburse TLP Management Services LLC with respect to awards in a similar manner as applied to the 2015 incentive bonus awards.

Long-Term Incentive Plan

        Upon the consummation of our initial public offering in May 2005, TransMontaigne Services LLC adopted a long-term incentive plan for employees and consultants of TransMontaigne Services LLC who provide services on our behalf, and our independent directors. During the year ended December 31, 2015, the compensation committee of our general partner awarded 9,000 restricted phantom units to the independent directors of our general partner under the plan. In connection with the ArcLight acquisition, effective February 1, 2016, all of the restricted phantom units previously granted to the independent directors vested and were satisfied via the delivery of our partnership's common units. The long-term incentive plan expired in 2015.

 UNITHOLDER PROPOSALS AND OTHER MATTERS

No Unitholder Proposals

        Your common units do not entitle you to make proposals at the special meeting.

        Under applicable Delaware law and our partnership agreement, we are not required to hold an annual meeting of unitholders. Special meetings of holders of common units may be called by our general partner or by limited partners owning 20% or more of the outstanding common units of the class or classes for which a meeting is proposed. Limited partners calling a special meeting must indicate in writing to our general partner the general or specific purposes for which the special meeting is to be called. Any limited partner who wishes to submit a proposal for inclusion in the proxy materials for any future special meeting must submit such proposal within a reasonable time before we begin to print and send our proxy materials or it will be considered untimely.

        The SEC rules set forth standards as to what proposals are required to be included in a proxy statement for a meeting. In no event are limited partners allowed to vote on matters that would cause the limited partners to be deemed to be taking part in the management and control of our business and affairs so as to jeopardize the limited partners' limited liability under the Delaware limited partnership act or the law of any other state in which we are qualified to do business.

Householding of Proxy Materials

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, unitholders who have the same address and have consented to our mailing of proxy materials and other unitholder information only to one account in such household will receive only one copy of the notice regarding Internet availability of the proxy materials or one paper copy of the proxy materials, as applicable, unless one or more of these unitholders notifies us that they wish to continue receiving individual copies. This procedure helps reduce our printing costs and postage fees.

        Unitholders who participate in householding will continue to receive separate proxy or voting instruction cards. Also, householding will not in any way affect distribution check mailings.

        If you are eligible for householding, but you and other unitholders of record with whom you share an address currently receive multiple copies of the notice regarding Internet availability of the proxy materials or the proxy materials, as applicable, or if you hold common units in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Michael A. Hammell, Secretary at (303) 626-8200 or send your request to TransMontaigne Partners L.P., Attn: Secretary, 1670 Broadway, Suite 3100, Denver, Colorado 80202. You may also contact us at this phone number or address if you participate in householding and wish to receive a separate copy of these documents this year or in the future, and we will provide you a separate copy of these documents by first class mail or other equally prompt means.

        Unitholders who hold their common units through a brokerage may elect to participate in householding or revoke their consent to participate in householding by contacting their respective brokers.

Solicitation of Proxies

        The cost of the solicitation of proxies will be paid by us. In addition to solicitation by mail, our directors, officers and employees may also solicit proxies from unitholders by telephone, facsimile, electronic mail or in person. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send the proxy materials to beneficial owners. Upon request, we will reimburse those brokerage houses and custodians for their reasonable expenses in so doing. We have retained Georgeson Inc. to assist with the solicitation of proxies for a fee not to exceed $10,500, plus reimbursement for out-of-pocket expenses.

Additional Information about the Partnership

        You can learn more about us and our operations by visiting our website at http://www.transmontaignepartners.com. For additional information about us, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (File No. 001-32505) (the "2015 Annual Report"). Unitholders receiving a notice about the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice. All unitholders who do not receive the notice will receive a paper copy of the proxy materials by mail.

 Annex A

2016 LONG-TERM INCENTIVE PLAN

        SECTION 1.    Purpose of the Plan.

        This 2016 Long-Term Incentive Plan (the "Plan") has been adopted by TLP Management Services LLC, a Delaware limited liability company (the "Company"). The Plan is intended to promote the interests of TransMontaigne Partners L.P., a Delaware limited partnership (the "Partnership"), TransMontaigne GP L.L.C., a Delaware limited liability company and the general partner of the Partnership (the "General Partner") and the Company by providing incentive compensation awards denominated in or based on Units to Employees, Consultants and Directors to encourage superior performance. The Plan is also intended to enhance the ability of the Partnership, the General Partner, the Company and their Affiliates to attract and retain the services of individuals who are essential for the growth and profitability of the Partnership, the General Partner, the Company and their Affiliates and to encourage them to devote their best efforts to advancing the business of the Partnership, the General Partner, the Company and their Affiliates.

        SECTION 2.    Definitions.

        As used in the Plan, the following terms shall have the meanings set forth below:

        "Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

        "ASC Topic 718" means Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or any successor accounting standard.

        "Award" means an Option, Restricted Unit, Phantom Unit, DER, Substitute Award, Unit Appreciation Right, Unit Award, Profits Interest Unit, or Other Unit-Based Award granted under the Plan.

        "Award Agreement" means the written or electronic agreement by which an Award shall be evidenced and which agreement may include a separate plan, policy, agreement or other written document.

        "Board" means the board of directors of the General Partner.

        "Cause" means the Participant (a) is convicted of a felony involving theft, fraud, moral depravity or any other conduct that the Committee determines materially injures the Company's business or reputation, (b) willfully engages in misfeasance or malfeasance demonstrated by a pattern of failure to perform job duties for the Company diligently and professionally, which remains uncured for a period of thirty (30) days after Participant's receipt of written notice by the Company, (c) commits any act or omission which causes or constitutes the need for a material restatement of the financial results of the Partnership; or (d) commits a material violation of any securities, commodities or banking law, any rules or regulations issued pursuant to such laws, or rules and regulations of any securities or commodities exchange or association of which the Company, the Partnership or the General Partner is a member or of any policy of the Company, the Partnership or the General Partner relating to compliance with any of the foregoing.

        "Change in Control" means, and shall be deemed to have occurred upon one or more of the following events:

            (i)  any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act, other than the Company or an Affiliate of the Company (as determined immediately prior to such event), shall become the beneficial owner, by way of merger, acquisition, consolidation, recapitalization, reorganization or otherwise, of 50% or more of the combined voting power of the equity interests in the Company, the General Partner, the Partnership or Gulf TLP Holdings, LLC, a Delaware limited liability company;

           (ii)  the limited partners of the Partnership approve, in one or a series of transactions, a plan of complete liquidation of the Partnership;

          (iii)  the sale or other disposition by any of the Company, the General Partner or the Partnership of all or substantially all of the Company's, the General Partner's or the Partnership's assets, respectively, in one or more transactions to any Person other than the Company, the Partnership, the General Partner or any of their Affiliates; or

          (iv)  a transaction resulting in a Person other than the General Partner or an Affiliate of the General Partner (as determined immediately prior to such event) being the sole general partner of the Partnership.

        Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation subject to Section 409A or such compensation otherwise would be subject to Section 409A, the transaction or event described in subsection (i), (ii), (iii) or (iv) above with respect to such Award must also constitute a "change in control event," as defined in Treasury Regulation §1.409A-3(i)(5), and as relates to the holder of such Award, to the extent required to comply with Section 409A. In addition, the Committee may designate an alternate definition of Change in Control to apply with respect to any particular Award or a portion thereof.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means the Board, except that it shall mean such committee of the Board or of the board of directors or board of managers, as the case may be, of the Company or any other committee or individual as may be appointed by the Board to administer the Plan, or as necessary to comply with applicable legal requirements or listing standards.

        "Consultant" means an individual who provides consulting services with respect to the Partnership Group and who qualifies as a consultant with respect to the Partnership Group under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

        "DER" means a distribution equivalent right, representing a contingent right to receive an amount in cash, Units, Restricted Units and/or Phantom Units equal in value to the distributions made by the Partnership with respect to a Unit during the period such Award is outstanding.

        "Director" means a member of the board of directors or board of managers, as the case may be, of any member of the Partnership Group who is not an Employee or a Consultant (other than in that individual's capacity as a Director).

        "Disability" means, unless otherwise set forth in an Award Agreement or other written agreement between the Company, the Partnership, the General Partner or one of their Affiliates and the applicable Participant, as determined by the Committee in its discretion exercised in good faith, a physical or mental condition of a Participant that would entitle him or her to payment of disability income payments under the Company's, the Partnership's, the General Partner's or one of their Affiliates' long-term disability insurance policy or plan, as applicable, for employees as then in effect; or

in the event that a Participant is not covered, for whatever reason, under any such long-term disability insurance policy or plan for employees of the Company, the Partnership, the General Partner or one of their Affiliates or the Company, the Partnership, the General Partner or one of their Affiliates does not maintain such a long-term disability insurance policy, "Disability" means a total and permanent disability within the meaning of Section 22(e)(3) of the Code; provided, however, that if a Disability constitutes a payment event with respect to any Award which provides for the deferral of compensation subject to Section 409A or such compensation otherwise would be subject to Section 409A, then, to the extent required to comply with Section 409A, the Participant must also be considered "disabled" within the meaning of Section 409A(a)(2)(C) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, Participants shall submit to an examination by such physician upon request by the Committee.

        "Employee" means an employee who provides services with respect to the Partnership Group and who qualifies as an employee with respect to the Partnership Group under the applicable rules of the SEC for registration of shares on a Form S-8 Registration Statement.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Fair Market Value" means, as of any given date, the closing sales price on such date during normal trading hours (or, if there are no reported sales on such date, on the last date prior to such date on which there were sales) of the Units on the New York Stock Exchange or, if not listed on such exchange, on any other national securities exchange on which the Units are listed or on an inter-dealer quotation system, in any case, as reported in such source as the Committee shall select. If there is no regular public trading market for the Units, the Fair Market Value of the Units shall be determined by the Committee in good faith and, to the extent applicable, in compliance with the requirements of Section 409A.

        "Option" means an option to purchase Units granted pursuant to Section 6(a) of the Plan.

        "Other Unit-Based Award" means an award granted pursuant to Section 6(f) of the Plan.

        "Participant" means an Employee, Consultant or Director granted an Award under the Plan and any authorized transferee of such individual and who, in either case, holds an outstanding Award.

        "Partnership Agreement" means the Agreement of Limited Partnership of the Partnership, as it may be amended or amended and restated from time to time.

        "Partnership Group" means, collectively, the General Partner, the Partnership and the Partnership's direct and indirect subsidiaries.

        "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

        "Phantom Unit" means a notional interest granted under the Plan that, to the extent vested, entitles the Participant to receive a Unit or an amount of cash equal to the Fair Market Value of a Unit, as determined by the Committee in its discretion.

        "Profits Interest Unit" means to the extent authorized by the Partnership Agreement, an interest in the Partnership that is intended to constitute a "profits interest" within the meaning of the Code, Treasury Regulations promulgated thereunder, and any published guidance by the Internal Revenue Service with respect thereto.

        "Program" shall mean any program adopted by the Committee pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

        "Restricted Period" means the period established by the Committee with respect to an Award during which the Award remains subject to forfeiture and is either not exercisable by or payable to the Participant, as the case may be.

        "Restricted Unit" means a Unit granted pursuant to Section 6(b) of the Plan that is subject to a Restricted Period.

        "SEC" means the Securities and Exchange Commission, or any successor thereto.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Section 409A" means Section 409A of the Code and the Treasury Regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be amended or issued after the Effective Date (as defined in Section 8 below).

        "Service" means service as an Employee, Consultant or Director. The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to terminations of Service, including, without limitation, the questions of whether and when a termination of Service occurred and/or resulted from a discharge for Cause, and all questions of whether particular changes in status or leaves of absence constitute a termination of Service. The Committee, in its sole discretion, subject to the terms of any applicable Award Agreement, may determine that a termination of Service has not occurred in the event of (a) a termination where there is simultaneous commencement by the Participant of a relationship with the Partnership, the Company, the General Partner or any of their Affiliates as an Employee, Director or Consultant or (b) a termination which results in a temporary severance of the service relationship.

        "Substitute Award" means an award granted pursuant to Section 6(g) of the Plan.

        "Unit" means a Common Unit of the Partnership.

        "Unit Appreciation Right" or "UAR" means a contingent right that entitles the holder to receive the excess of the Fair Market Value of a Unit on the exercise date of the UAR over the exercise price of the UAR.

        "Unit Award" means an award granted pursuant to Section 6(d) of the Plan.

        SECTION 3.    Administration.

        (a)   The Plan shall be administered by the Committee, subject to subsection (b) below; provided, however, that in the event that the Board is not also serving as the Committee, the Board, in its sole discretion, may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. The governance of the Committee shall be subject to the charter, if any, of the Committee as approved and, if applicable, amended by the Board. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Units to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled, exercised, canceled, or forfeited or have its vesting accelerated; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, adopt, amend, suspend, or waive any Programs, rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan, any Program or an Award Agreement in such manner and to such extent as the Committee deems necessary or appropriate. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Program or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, the Partnership, the General Partner, any of their Affiliates, any Participant and any beneficiary of any Participant.

        (b)   To the extent permitted by applicable law and the rules of any securities exchange on which the Units are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or the board of directors or board of managers, as the case may be, of the Company or to any other committee or individual, including to one or more officers of the General Partner or the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Section 3(a); provided, however, that in no event shall an officer of the General Partner or the Company be delegated the authority to grant awards to, or amend awards held by officers of the General Partner or the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. In addition, (i) no person or group of persons (other than a committee consisting solely of "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act) shall be delegated authority to grant awards to, or amend awards held by, individuals who are subject to Section 16 of the Exchange Act and (ii) any delegation of administrative authority shall only be permitted to the extent that it is permissible under applicable provisions of the Code and applicable securities laws and the rules of any securities exchange on which the Units are listed, quoted or traded. Any delegation hereunder shall be subject to such restrictions and limitations as the Board or Committee, as applicable, specifies at the time of such delegation, and the Board or Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3(b) shall serve in such capacity at the pleasure of the Board and the Committee.

        SECTION 4.    Units.

        (a)    Limits on Units Deliverable.    Subject to Section 4(d) and adjustment as provided in Section 4(c), the number of Units that may be delivered with respect to Awards under the Plan is 750,000. Subject to Section 4(d), if any Award is forfeited, cancelled, exercised, paid, or otherwise terminates or expires without the actual delivery of Units pursuant to such Award (for the avoidance of doubt, the grant of Restricted Units is not a delivery of Units for this purpose unless and until such Restricted Units vest and any restrictions placed upon them under the Plan lapse), the Units subject to such Award that are not actually delivered pursuant to such Award shall again be available for Awards under the Plan. To the extent permitted by applicable law and securities exchange rules, Substitute Awards and Units issued in assumption of, or in substitution for, any outstanding awards of any entity (including an existing Affiliate of the Partnership) that is (or whose securities are) acquired in any form by the Partnership or any Affiliate thereof shall not be counted against the Units available for issuance pursuant to the Plan. There shall not be any limitation on the number of Awards that may be paid in cash.

        (b)    Sources of Units Deliverable Under Awards.    Any Units delivered pursuant to an Award shall consist, in whole or in part, of Units acquired in the open market, from the Partnership, any Affiliate thereof or any other Person, or Units otherwise issuable by the Partnership, or any combination of the foregoing, as determined by the Committee in its discretion.

        (c)    Anti-dilution Adjustments.

          (i)    Equity Restructuring.    With respect to any "equity restructuring" event (within the meaning of ASC Topic 718) that could result in an additional compensation expense to the Company, the General Partner or the Partnership pursuant to the provisions of ASC Topic 718 if adjustments to Awards with respect to such event were discretionary, the Committee shall equitably adjust the number and type of Units covered by each outstanding Award and the terms and conditions, including the exercise price and performance criteria (if any), of such Award to equitably reflect such event and shall adjust the number and type of Units (or other securities or property) with respect to which Awards may be granted under the Plan after such event. With respect to any other similar event that would not result in an ASC Topic 718 accounting charge if the adjustment to Awards with respect to such event were subject to discretionary action, the Committee shall have complete discretion to adjust Awards and the number and type of Units (or other securities or property) with respect to which Awards may be granted under the Plan in such manner as it deems appropriate with respect to such other event.

          (ii)    Other Changes in Capitalization.    In the event of any non-cash distribution, Unit split, combination or exchange of Units, merger, consolidation or distribution (other than normal cash distributions) of Partnership assets to unitholders, or any other change affecting the Units of the Partnership, other than an "equity restructuring," the Committee may make equitable adjustments, if any, to reflect such change with respect to (A) the aggregate number and kind of Units that may be issued under the Plan; (B) the number and kind of Units (or other securities or property) subject to outstanding Awards; (C) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (D) the grant or exercise price per Unit for any outstanding Awards under the Plan.

        (d)    Limitation on Unit Recycling.    Notwithstanding anything to the contrary contained herein, the following Units shall not be added to the Units authorized for grant under Section 4(a) and shall not be available for future grants of Awards:

            (i)  Units tendered by a Participant or withheld by the General Partner in payment of the exercise price of an Option;

           (ii)  Units tendered by the Participant or withheld by the General Partner to satisfy any tax withholding obligation with respect to an Award;

          (iii)  Units subject to a Unit Appreciation Right that are not issued in connection with the Unit settlement of the Unit Appreciation Right on exercise thereof; and

          (iv)  Units purchased on the open market with the cash proceeds from the exercise of Options.

        SECTION 5.    Eligibility.

        Any Employee, Consultant or Director shall be eligible to be designated a Participant and receive an Award under the Plan.

        SECTION 6.    Awards.

        (a)    Options and UARs.    The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Options and/or UARs shall be granted, the number of Units to be covered by each Option or UAR, the exercise price therefor, the Restricted Period, if any, and other conditions and limitations applicable to the exercise of the Option or UAR, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan. Options which are intended to comply with Treasury Regulation Section 1.409A-1(b)(5)(i)(A) and UARs which are intended to comply with Treasury Regulation Section 1.409A-1(b)(5)(i)(B) or, in each case, any successor regulation, may be granted only if the requirements of Treasury Regulation Section 1.409A-1(b)(5)(iii), or any successor regulation, are satisfied. Options and UARs that are otherwise intended to be exempt from or compliant with Section 409A may be granted to any eligible Employee, Consultant or Director.

          (i)    Exercise Price.    The exercise price per Unit purchasable under an Option or subject to a UAR shall be determined by the Committee at the time the Option or UAR is granted but, except with respect to a Substitute Award, may not be less than the Fair Market Value of a Unit as of the date of grant of the Option or UAR.

          (ii)    Time and Method of Exercise.    The Committee shall determine the exercise terms and any applicable Restricted Period with respect to an Option or UAR, which may include, without limitation, provisions for accelerated vesting upon the achievement of specified performance goals and/or other events, and the method or methods by which payment of the exercise price with respect to an Option or UAR may be made or deemed to have been made, which may include, without limitation, cash, check acceptable to the General Partner, withholding Units having a Fair Market Value on the exercise date equal to the relevant exercise price from the Award, a "cashless" exercise through procedures approved by the General Partner, or any combination of the foregoing methods.

          (iii)    Exercise of Options and UARs on Termination of Service.    Each Option and UAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option or UAR following a termination of the Participant's Service. Unless otherwise determined by the Committee, if the Participant's Service is terminated for Cause, the Participant's right to exercise the Option or UAR shall terminate as of the start of business on the effective date of the Participant's termination. Unless otherwise determined by the Committee, to the extent the Option or UAR is not vested and exercisable as of the termination of Service, the Option or UAR shall terminate when the Participant's Service terminates.

          (iv)    Term of Options and UARs.    The term of each Option and UAR shall be stated in the Award Agreement, provided, that the term shall be no more than ten (10) years from the date of grant thereof.

        (b)    Restricted Units and Phantom Units.    The Committee shall have the authority to determine the Employees, Consultants and Directors to whom Restricted Units and/or Phantom Units shall be granted, the number of Restricted Units or Phantom Units to be granted to each such Participant, any applicable Restricted Period, the conditions under which the Restricted Units or Phantom Units may become vested or forfeited and such other terms and conditions, including, without limitation, restrictions on transferability, as the Committee may establish with respect to such Awards.

          (i)    Payment of Phantom Units.    The Committee shall specify, or permit the Participant to elect in accordance with the requirements of Section 409A, the conditions and dates or events upon which the cash or Units underlying an award of Phantom Units shall be issued, which dates or events shall not be earlier than the date on which the Phantom Units vest and become nonforfeitable and which conditions and dates or events shall be intended to comply with Section 409A (unless the Phantom Units are intended to be exempt therefrom).

          (ii)    Vesting of Restricted Units.    Upon or as soon as reasonably practicable following the vesting of each Restricted Unit, subject to satisfying the tax withholding obligations of Section 8(b), the Participant shall be entitled to have the restrictions removed from his or her Unit certificate (or book-entry account, as applicable) so that the Participant then holds an unrestricted Unit.

        (c)    DERs.    The Committee shall have the authority to determine the Employees, Consultants and/or Directors to whom DERs are granted, whether such DERs are tandem or separate Awards, whether the DERs shall be paid directly to the Participant, be credited to a bookkeeping account (with or without interest in the discretion of the Committee), any vesting restrictions and payment provisions applicable to the DERs, and such other provisions or restrictions as determined by the Committee in its discretion, all of which shall be specified in the applicable Award Agreements. Distributions in respect of DERs shall be credited as of the distribution dates during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed, is forfeited or expires, as determined by the Committee. Such DERs shall be converted to cash, Units, Restricted Units and/or Phantom Units by such formula and at such time and subject to such limitations as may be determined by the Committee. Tandem DERs may be subject to the same or different vesting restrictions as the tandem Award, or be subject to such other provisions or restrictions as determined by the Committee in its discretion. Notwithstanding the foregoing, DERs shall only be paid in a manner that is intended to be either exempt from or in compliance with Section 409A. Furthermore, notwithstanding anything to the contrary contained herein, with respect to any Award with performance-based vesting, DERs which prior to vesting are credited to a bookkeeping account shall only be paid out to the Participant holding such Award to the extent that the performance-based vesting conditions (as opposed to continued service-based vesting conditions) are subsequently satisfied; all such payments, to the extent intended to be exempt from Section 409A, will be made no later than March 15 of the calendar year following the calendar year in which the right to the payment becomes nonforfeitable.

        (d)    Unit Awards.    Awards of Units may be granted under the Plan (i) to such Employees, Consultants and/or Directors and in such amounts as the Committee, in its discretion, may select, and (ii) subject to such other terms and conditions, including, without limitation, restrictions on transferability, as the Committee may establish with respect to such Awards.

        (e)    Profits Interest Units.    Any Award consisting of Profits Interest Units may be granted to an Employee, Consultant or Director for the performance of services to or for the benefit of the Partnership (i) in the Participant's capacity as a partner of the Partnership, (ii) in anticipation of the Participant becoming a partner of the Partnership, or (iii) as otherwise determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Profits Interest Units shall vest and become nonforfeitable, if subject to vesting, and may specify such conditions to vesting as it deems appropriate. Profits Interest Units shall be subject to such restrictions on transferability and other restrictions as the Committee may impose.

        (f)    Other Unit-Based Awards.    Other Unit-Based Awards may be granted under the Plan to such Employees, Consultants and/or Directors as the Committee, in its discretion, may select. An Other Unit-Based Award shall be an award denominated or payable in, valued in or otherwise based on or related to Units, in whole or in part, including an award consisting of a specified amount of compensation that is deemed notionally invested in Units. The Committee shall determine the terms and conditions of any Other Unit-Based Award. An Other Unit-Based Award may be paid in cash, Units (including Restricted Units) or any combination thereof as provided in the Award Agreement.

        (g)    Substitute Awards.    Awards may be granted under the Plan in substitution of similar awards held by individuals who are or who become Employees, Consultants or Directors in connection with a merger, consolidation or acquisition by the Partnership or an Affiliate of another entity or the securities or assets of another entity (including in connection with the acquisition by the Partnership or one of its Affiliates of additional securities of an entity that is an existing Affiliate of the Partnership). Such Substitute Awards that are Options or UARs may have exercise prices less than the Fair Market Value of a Unit on the date of the substitution if such substitution complies with Section 409A and other applicable laws and securities exchange rules.

        (h)    General.

          (i)    Award Agreements.    Each Award shall be evidenced in writing in an Award Agreement or a Program that shall reflect any vesting conditions or restrictions imposed by the Committee covering a period of time specified by the Committee and may also contain such other terms, conditions and limitations as shall be determined by the Committee in its sole discretion. Where signature or electronic acceptance of the Award Agreement by the Participant is required, any such Awards for which the Award Agreement is not signed or electronically accepted shall be forfeited.

          (ii)    Forfeitures.    Except as otherwise provided in the terms of an Award Agreement, upon termination of a Participant's Service for any reason during an applicable Restricted Period, all outstanding, unvested Awards held by such Participant shall be automatically forfeited by the Participant. Notwithstanding the immediately preceding sentence, the Committee may, in its discretion, waive in whole or in part such forfeiture with respect to any such Award; provided, that any such waiver shall be effective only to the extent that such waiver will not cause (i) any Award intended to satisfy the requirements of Section 409A to fail to satisfy such requirements or (ii) any Award intended to be exempt from Section 409A to become subject to and to fail to satisfy such requirements.

          (iii)    Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate thereof. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate thereof may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (iv)    Limits on Transfer of Awards.

            (A)  Except as provided in paragraph (C) below, each Option and UAR shall be exercisable only by the Participant (or the Participant's legal representative in the case of the Participant's Disability or incapacitation) during the Participant's lifetime, or by the person to whom the Participant's rights shall pass by will or the laws of descent and distribution.

            (B)  Except as provided in paragraph (C) below, no Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company, the Partnership, the General Partner or any Affiliate.

            (C)  The Committee may provide in an Award Agreement or Program or in its discretion that an Award may, on such terms and conditions as the Committee may from time to time establish, be transferred by a Participant without consideration to any "family member" of the Participant, as defined in the instructions to use of the Form S-8 Registration Statement under the Securities Act, as applicable, or any other transferee specifically approved by the Committee after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards. In addition, vested Units may be transferred to the extent permitted by the Partnership Agreement and not otherwise prohibited by the Award Agreement or any other agreement or policy restricting the transfer of such Units.

          (v)    Term of Awards.    Subject to Section 6(a)(iv) above, the term of each Award, if any, shall be for such period as may be determined by the Committee.

          (vi)    Unit Certificates.    Unless otherwise determined by the Committee or required by any applicable law, rule or regulation, neither the General Partner nor the Partnership shall deliver to any Participant certificates evidencing Units issued in connection with any Award and instead such Units shall be recorded in the books of the Partnership (or, as applicable, its transfer agent or equity plan administrator). All certificates for Units or other securities of the Partnership delivered under the Plan and all Units issued pursuant to book entry procedures pursuant to any Award or the exercise thereof shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and/or other requirements of the SEC, any securities exchange upon which such Units or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be inscribed on any such certificates or book entry to make appropriate reference to such restrictions.

          (vii)    Consideration for Grants.    To the extent permitted by applicable law, Awards may be granted for such consideration, including services, as the Committee shall determine.

          (viii)    Delivery of Units or other Securities and Payment by Participant of Consideration.    Notwithstanding anything in the Plan or any Award Agreement to the contrary, subject to compliance with Section 409A, the General Partner shall not be required to issue or deliver any certificates or make any book entries evidencing Units pursuant to the exercise or vesting of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such Units is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any securities exchange on which the Units are listed or traded, and the Units are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. Without limiting the generality of the foregoing, the delivery of Units pursuant to the exercise or vesting of an Award may be deferred for any period during which, in the good faith determination of the Committee, the General Partner is not reasonably able to obtain or deliver Units pursuant to such Award without violating applicable law or the applicable rules or regulations of any governmental agency or authority or securities exchange. No Units or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any exercise price or tax withholding) is received by the General Partner.

        SECTION 7.    Amendment and Termination; Certain Transactions.

        Except to the extent prohibited by applicable law:

        (a)    Amendments to the Plan.    Except as required by applicable law or the rules of the principal securities exchange, if any, on which the Units are traded and subject to Section 7(b) below, the Board or the Committee may amend, alter, suspend, discontinue, or terminate the Plan in any manner at any time for any reason or for no reason without the consent of any partner, Participant, other holder or beneficiary of an Award, or any other Person. The Board shall obtain securityholder approval of any Plan amendment to the extent necessary to comply with applicable law or securities exchange listing standards or rules.

        (b)    Amendments to Awards.    Subject to Section 7(a) above, the Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted, provided that no change, other than pursuant to Section 7(c) below, in any Award shall materially reduce the rights or benefits of a Participant with respect to an Award without the consent of such Participant.

        (c)    Actions Upon the Occurrence of Certain Events.    Upon the occurrence of a Change in Control, any transaction or event described in Section 4(c) above, any change in applicable laws or regulations affecting the Plan or Awards hereunder, or any change in accounting principles affecting the financial statements of the General Partner or the Partnership, the Committee, in its sole discretion, without the consent of any Participant or holder of an Award, and on such terms and conditions as it deems appropriate, which need not be uniform with respect to all Participants or all Awards, may take any one or more of the following actions:

            (i)  provide for either (A) the termination of any Award in exchange for a payment in an amount, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights under such Award (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event, the Committee determines in good faith that no amount would have been payable upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the General Partner without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Participant's rights had such Award been currently exercisable or payable or fully vested;

           (ii)  provide that such Award be assumed by the successor or survivor entity, or a parent or subsidiary thereof, or be exchanged for similar options, rights or awards covering the equity of the successor or survivor, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of equity interests and prices;

          (iii)  make adjustments in the number and type of Units (or other securities or property) subject to outstanding Awards, the number and kind of outstanding Awards, the terms and conditions of (including the exercise price), and/or the vesting and performance criteria included in, outstanding Awards; and

          (iv)  provide that such Award shall vest or become exercisable or payable, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement.

Notwithstanding the foregoing, with respect to an above event that constitutes an "equity restructuring" that would be subject to a compensation expense pursuant to ASC Topic 718, the provisions in Section 4(c) above shall control to the extent they are in conflict with the discretionary provisions of this Section 7, provided, however, that nothing in this Section 7(c) or Section 4(c) above shall be construed as providing any Participant or any beneficiary of an Award any rights with respect to the "time value," "economic opportunity" or "intrinsic value" of an Award or limiting in any manner the Committee's actions that may be taken with respect to an Award as set forth in this Section 7 or in Section 4(c) above.

        Furthermore, notwithstanding the foregoing, if a Change in Control occurs and a Participant's Awards are not continued, converted, assumed, or replaced with a substantially similar award by (i) the Company or a member of the Partnership Group, or (ii) a successor entity or its parent or subsidiary (an "Assumption"), and provided that the Participant has not had a termination of Service prior to the Change in Control, then immediately before the Change in Control, such Awards will become fully vested, exercisable and payable, as applicable, and all forfeiture, repurchase and other restrictions on such Awards will lapse. Such Awards that are not subject to an Assumption will be canceled upon the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Units, which (A) may be on such terms and conditions generally applicable to holders of Units under the Change in Control documents (including any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the Committee may provide, and (B) is determined based on the number of Units subject to such Awards and net of any applicable exercise price; provided that if any Awards constitute "nonqualified deferred compensation" not payable upon the Change in Control without the imposition of taxes under Section 409A, the timing of such payments will be governed by the Award Agreement (subject to any deferred consideration provisions under the Change in Control documents); and provided, further, that if the amount to which a Participant would be entitled upon the settlement or exercise of such Award upon the Change in Control is zero or less, then such Award may be terminated without payment. The Committee shall determine whether an Assumption of an Award has occurred in connection with a Change in Control.

        SECTION 8.    General Provisions.

        (a)    No Rights to Award.    No Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, including the treatment upon termination of Service or pursuant to Section 7(c). The terms and conditions of Awards need not be the same with respect to each recipient.

        (b)    Tax Withholding.    Unless other arrangements have been made that are acceptable to the Committee, the Company, the General Partner or any Affiliate of any of the foregoing is authorized to deduct or withhold, or cause to be deducted or withheld, from any Award, from any payment due or transfer made under any Award, or from any compensation or other amount owing to a Participant the amount (in cash or Units, including Units that would otherwise be issued pursuant to such Award or other property) of any applicable taxes payable in respect of an Award, including its grant, its exercise, the lapse of restrictions thereon, or any payment or transfer thereunder or under the Plan, and to take such other action as may be necessary in the opinion of the Company to satisfy its withholding obligations for the payment of such taxes. In the event that Units that would otherwise be issued pursuant to an Award are used to satisfy such withholding obligations, the number of Units which may be so withheld or surrendered shall be limited to the number of Units which have a Fair Market Value on the date of withholding equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

        (c)    No Right to Employment or Services.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company, the Partnership, the General Partner or any of their Affiliates, or to continue to serve as a Consultant or a Director, as applicable. Furthermore, the Company, the Partnership, the General Partner and/or an Affiliate thereof may at any time dismiss a Participant from employment or consulting free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan, any Award Agreement or other written agreement between any such entity and the Participant.

        (d)    No Rights as Unitholder.    Except as otherwise provided herein, a Participant shall have none of the rights of a unitholder with respect to Units covered by any Award unless and until the Participant becomes the record owner of such Units.

        (e)    Section 409A.    To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement evidencing such Award shall be drafted with the intention to include the terms and conditions required by Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date (as defined in Section 9 below), the Committee determines that any Award may be subject to Section 409A, the Committee may adopt such amendments to the Plan and the applicable Award Agreement, adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), and/or take any other actions that the Committee determines are necessary or appropriate to preserve the intended tax treatment of the Award, including without limitation, actions intended to (i) exempt the Award from Section 409A, or (ii) comply with the requirements of Section 409A; provided, however, that nothing herein shall create any obligation on the part of the Committee, the Partnership, the Company, the General Partner or any of their Affiliates to adopt any such amendment, policy or procedure or take any such other action, nor shall the Committee, the Partnership, the Company, the General Partner or any of their Affiliates have any liability for failing to do so. If any termination of Service constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A, such termination of Service must also constitute a "separation from service" within the meaning of Section 409A. Notwithstanding any provision in the Plan to the contrary, the time of payment with respect to any Award that is subject to Section 409A shall not be accelerated, except as permitted under Treasury Regulation Section 1.409A-3(j)(4). Notwithstanding any provision of this Plan to the contrary, if a Participant is a "specified employee" within the meaning of Section 409A as of the date of such Participant's termination of Service and the General Partner determines that immediate payment of any amounts or benefits under this Plan would cause a violation of Section 409A, then any amounts or benefits which are payable under this Plan upon the Participant's "separation from service" within the meaning of Section 409A that: (i) are subject to the provisions of Section 409A; (ii) are not otherwise exempt under Section 409A; and (iii) would otherwise be payable during the first six-month period following such separation from service, shall be paid, without interest, on the first business day following the earlier of: (1) the date that is six months and one day following the date of termination; or (2) the date of the Participant's death. Each payment or amount due to a Participant under this Plan shall be considered a separate payment, and a Participant's entitlement to a series of payments under this Plan is to be treated as an entitlement to a series of separate payments.

        (f)    Lock-Up Agreement.    Each Participant shall agree, if so requested by the Company, the Partnership or the General Partner and any underwriter in connection with any public offering of securities of the Partnership or any Affiliate thereof, not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any Units held by it for such period, not to exceed one hundred eighty (180) days following the effective date of the relevant registration statement filed under the Securities Act in connection with such public offering, as such underwriter shall specify reasonably and in good faith. The Company, the Partnership or the General Partner may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period. Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by such underwriter or the Company, Partnership or the General Partner to continue coverage by research analysts in accordance with FINRA Rule 2711 or any successor rule.

        (g)    Compliance with Laws.    The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Units and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Units are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, the Partnership or the General Partner, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the Person acquiring such securities shall, if requested by the Company, the Partnership or the General Partner, provide such assurances and representations to the Company, the Partnership or the General Partner as the Company, the Partnership or the General Partner may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. In the event an Award is granted to or held by a Participant who is employed or providing services outside the United States, the Committee may, in its sole discretion, modify the provisions of the Plan or of such Award as they pertain to such Participant to comply with applicable foreign law or to recognize differences in local law, currency or tax policy. The Committee may also impose conditions on the grant, issuance, exercise, vesting, settlement or retention of Awards in order to comply with such foreign law and/or to minimize the Company's, the Partnership's or the General Partner's obligations with respect to tax equalization for Participants employed outside their home country.

        (h)    Governing Law.    The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Colorado without regard to its conflicts of laws principles.

        (i)    Severability.    If any provision of the Plan or any Award is or becomes, or is deemed to be, invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the

Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

        (j)    Other Laws.    The Committee may refuse to issue or transfer any Units or other consideration under an Award if, in its sole discretion, it determines that the issuance or transfer of such Units or such other consideration might violate any applicable law or regulation, the rules of the principal securities exchange on which the Units are then traded, or entitle the Partnership or an Affiliate to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the General Partner by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

        (k)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company, the Partnership, the General Partner or any of their Affiliates, on the one hand, and a Participant or any other Person, on the other hand. To the extent that any Person acquires a right to receive payments pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Partnership or any participating Affiliate of the Partnership.

        (l)    No Fractional Units.    No fractional Units shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Units or whether such fractional Units or any rights thereto shall be canceled, terminated, or otherwise eliminated.

        (m)    Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

        (n)    No Guarantee of Tax Consequences.    None of the Board, the Committee, the Company, the Partnership or the General Partner provides or has provided any tax advice to any Participant or any other Person or makes or has made any assurance, commitment or guarantee that any federal, state, local or other tax treatment will (or will not) apply or be available to any Participant or other Person and assumes no liability with respect to any tax or associated liabilities to which any Participant or other Person may be subject.

        (o)    Clawback.    To the extent required by applicable law or any applicable securities exchange listing standards, or as otherwise determined by the Committee, Awards and amounts paid or payable pursuant to or with respect to Awards shall be subject to the provisions of any clawback policy implemented by the Company, the Partnership or the General Partner, which clawback policy may provide for forfeiture, repurchase and/or recoupment of Awards and amounts paid or payable pursuant to or with respect to Awards. Notwithstanding any provision of this Plan or any Award Agreement to the contrary, the Company, the Partnership and the General Partner reserve the right, without the consent of any Participant, to adopt any such clawback policies and procedures, including such policies and procedures applicable to this Plan or any Award Agreement with retroactive effect.

        (p)    Unit Retention Policy.    The Committee may provide in its sole and absolute discretion, subject to applicable law, that any Units received by a Participant in connection with an Award granted hereunder shall be subject to a unit ownership, unit retention or other policy restricting the sale or transfer of units, as the Committee may determine to adopt, amend or terminate in its sole discretion from time to time.

        (q)    Limitation of Liability.    No member of the Board or the Committee or Employee to whom the Board or the Committee has delegated authority in accordance with the provisions of Section 3 of this Plan shall be liable for anything done or omitted to be done by him or her, by any member of the Board or the Committee or by any Employee in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

        (r)    Facility Payment.    Any amounts payable hereunder to any Person under legal disability or who, in the judgment of the Committee, is unable to manage properly his or her financial affairs, may be paid to the legal representative of such Person, or may be applied for the benefit of such Person in any manner that the Committee may select, and the Partnership, the Company, the General Partner and all of their Affiliates shall be relieved of any further liability for payment of such amounts.

        (s)    Prohibition on Repricing.    Subject to Section 7, the Committee shall not, without the approval of the unitholders of the Partnership, (i) authorize the amendment of any outstanding Option or Unit Appreciation Right to reduce its price per Unit, or (ii) cancel any Option or Unit Appreciation Right in exchange for cash or another Award when the Option or Unit Appreciation Right price per Unit exceeds the Fair Market Value of the underlying Units. Subject to Section 7, the Committee shall have the authority, without the approval of the unitholders of the Partnership, to amend any outstanding Award to increase the price per Unit or to cancel and replace an Award with the grant of an Award having a price per Unit that is greater than or equal to the price per Unit of the original Award.

        SECTION 9.    Term of the Plan.

        The Plan shall be effective on the date on which the Plan is adopted by the Board (the "Effective Date") and shall continue until the earlier of date terminated by the Board or the ten year anniversary of the Effective Date. However, any Award granted prior to such termination, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award, shall extend beyond such termination date. The Plan shall, within twelve (12) months after the date of the Board's initial adoption of the Plan, be submitted for approval by the Partnership's unitholders and no Units will be issued under this Plan or delivered in satisfaction or settlement of an Award unless and until the Partnership's unitholders have approved the Plan.

TLP MANAGEMENT SERVICES LLC
SAVINGS AND RETENTION PLAN

        Pursuant to the terms of the TLP Management Services LLC 2016 Long-Term Incentive Plan (the "LTIP"), TLP Management Services LLC, a Delaware limited liability company (the "Company"), hereby establishes the TLP Management Services LLC Savings and Retention Plan (the "Plan"), effective as of February 26, 2016 (the "Effective Date"). The purpose of the Plan is to provide for the reward and retention of certain key employees by means of compensation that vests over future service periods. The benefits provided under the Plan are in addition to any right participating employees may have under other compensatory plans offered by the Company and in which the employee is eligible to participate. The Plan is subject to all of the terms and conditions of the LTIP and to the extent the terms of the Plan and of the LTIP conflict, the terms of the LTIP shall control.

RECITALS

A.
TransMontaigne Inc., a Delaware corporation ("Predecessor Plan Sponsor"), established the TransMontaigne Services Inc. Savings and Retention Plan, effective as of January 1, 2007 (as amended and restated, the "Predecessor Plan").

B.
On February 1, 2016 (the "Acquisition Closing Date"), Gulf TLP Holdings, LLC, a Delaware limited liability company and owner of all of the outstanding equity interests in the Company (the "Parent") acquired all of the outstanding equity interests in the General Partner (the "Acquisition") from a subsidiary of the Predecessor Plan Sponsor.

C.
In connection with the Acquisition, (i) it is expected that certain employees providing services with respect to the Partnership Group will transfer employment to the Company and (ii) the Parent has agreed to satisfy or to cause one of its Affiliates or a member of the Partnership Group to satisfy outstanding obligations with respect to certain awards previously granted under the Predecessor Plan (the "Assumed Awards"). The Assumed Awards generally consist of awards of Covered Compensation granted in 2015 to employees who provide services with respect to the Partnership Group, as set forth more fully in agreements entered into by the Parent in connection with the Acquisition.

D.
In addition to awards granted under the Plan on or after the Effective Date, this Plan is intended to govern the payment of all outstanding obligations with respect to the Assumed Awards.

E.
The parties involved in the Acquisition have determined that no Participant holding Assumed Awards will be deemed to incur a "separation from service," as that term is defined in Code Section 409A(a)(2)(A)(i) and Treas. Regs. Section 1.409A-1(h), and as amplified by any other official guidance, as a result of the Acquisition or such Participant's transfer of employment to the Company.

ARTICLE 1

Definitions

        1.1   Acquisition shall have the meaning ascribed thereto in the Recitals.

        1.2   Acquisition Closing Date shall have the meaning ascribed thereto in the Recitals.

        1.3   Administrator shall mean the Board, or the person or group of persons appointed by the Board to administer the Plan pursuant to Article 5 of the Plan.

        1.4   Affiliate shall mean, with respect to any entity, any other entity that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the entity in question. As used herein, the term "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through ownership of voting securities, by contract or otherwise.

        1.5   Assumed Awards shall have the meaning ascribed thereto in the Recitals

        1.6   Beneficiary shall mean the person(s) or entity(ies) designated to receive payment of Covered Compensation in the event of a Participant's death. A Participant's Beneficiary designation shall apply to all Covered Compensation Accounts of such Participant and shall be effective when it is submitted in writing to and acknowledged by the Company during the Participant's lifetime on the Beneficiary Designation form provided in Appendix B of the Plan. The submission of a properly completed new Beneficiary Designation form shall supersede and cancel all prior Beneficiary designations. If (a) a Participant fails to designate a Beneficiary, (b) each person designated as a Beneficiary predeceases the Participant, (c) a Beneficiary disclaims all or a portion of such Participant's Covered Compensation, (d) the Administrator cannot determine the identity of a Beneficiary or locate a Beneficiary without effort or expense that the Administrator deems unreasonable or excessive, or (e) a dispute arises between Beneficiaries or those claiming to be Beneficiaries of a Participant, then the Administrator shall direct the distribution of such benefits to the Participant's estate.

        1.7   Board shall mean the Board of Directors of the General Partner.

        1.8   Business Day shall mean each calendar day, excluding Saturdays, Sundays or other holidays observed by the Company.

        1.9   Cause shall mean the Participant (a) is convicted of a felony involving theft, fraud, moral depravity or any other conduct that the Board determines materially injures the Company's business or reputation, (b) willfully engages in misfeasance or malfeasance demonstrated by a pattern of failure to perform job duties for the Company diligently and professionally, which remains uncured for a period of thirty (30) days after Participant's receipt of written notice by the Company, (c) commits any act or omission which causes or constitutes the need for a material restatement of the financial results of the Partnership; or (d) commits a material violation of any securities, commodities or banking law, any rules or regulations issued pursuant to such laws, or rules and regulations of any securities or commodities exchange or association of which the Company or any Company Affiliate is a member or of any policy of the Company or any Company Affiliates relating to compliance with any of the foregoing.

        1.10  Change in Control means, and shall be deemed to have occurred upon one or more of the following events:

          (a)   any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act, other than the Company or an Affiliate (as determined immediately prior to such event), shall become the beneficial owner, by way of merger, acquisition, consolidation, recapitalization, reorganization or otherwise, of 50% or more of the combined voting power of the equity interests in the Parent, the Company, the Partnership or the General Partner;

          (b)   the limited partners of the Partnership approves, in one or a series of transactions, a plan of complete liquidation of the Partnership;

          (c)   the sale or other disposition by the Company, the Partnership or the General Partner of all or substantially all of the Company's, the Partnership or the General Partner's assets, respectively, in one or more transactions to any Person other than the Company, the Partnership, the General Partner or their Affiliates; or

          (d)   a transaction resulting in a Person other than the General Partner or an Affiliate of the General Partner (as determined immediately prior to such event) being the sole general partner of the Partnership.

        Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Covered Compensation Award which provides for the deferral of compensation subject to Section 409A or such compensation otherwise would be subject to Section 409A, the transaction or event described in subsection (i), (ii), (iii) or (iv) above with respect to such Covered Compensation

Award must also constitute a "change in control event," as defined in Treasury Regulation §1.409A-3(i)(5), and as relates to the holder of such Covered Compensation Award, to the extent required to comply with Section 409A. In addition, the Administrator may designate an alternate definition of Change in Control to apply with respect to any particular Covered Compensation Award or a portion thereof.

        1.11  Code shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time.

        1.12  Company shall have the meaning ascribed thereto in the preamble.

        1.13  Covered Compensation shall mean the amount of compensation that the Administrator may in its discretion award as of a particular Grant Date to certain employees of the Company or any of its Affiliates under the terms of the Plan to reward and retain those employees by means of Covered Compensation that vests over future service periods and shall include all amounts of compensation covered by or that constitute the Assumed Awards.

        1.14  Covered Compensation Account shall mean a notional account that tracks a Participant's Covered Compensation with respect to a particular Grant Date, as adjusted by earnings, gains and losses of the Investment Funds in which such Covered Compensation is deemed to be invested in accordance with the terms of the Plan.

        1.15  Covered Compensation Award shall mean any award of Covered Compensation to a Participant granted under this Plan on or after the Effective Date and any Assumed Award.

        1.16  Effective Date shall have the meaning ascribed thereto in the Recitals.

        1.17  Disability shall mean a condition causing a Participant to be "disabled" as such term is defined under Code Section 409A(a)(2)(C), the regulations thereunder, and any other published interpretive authority, as issued or amended from time to time.

        1.18  First Payment Date shall mean the Company's first regular payroll payment date after the last Trading Day of the month during which any portion of a Participant's Covered Compensation Account vests under Section 3.1(a) (or would have vested under Section 3.1(a) in the absence of any acceleration of vesting that may have applied under Section 3.2 with respect to such Participant's Covered Compensation Account).

        1.19  General Partner shall mean TransMontaigne GP L.L.C., a Delaware limited liability company.

        1.20  Good Reason shall mean, in connection with a Termination of Employment from the Company or any of its subsidiaries by a Participant following a Change in Control, (i) a materially adverse alteration in the Participant's position or in the nature or status of the Participant's responsibilities from those in effect immediately prior to the Change in Control, or (ii) the Company's or such subsidiary's requiring the Participant's principal place of employment to be located more than 30 miles from the location where the Participant is principally employed at the time of the Change in Control (except for required travel on the Company's or such subsidiary's business to an extent substantially consistent with the Participant's business travel obligations in the ordinary course of business prior to the Change in Control).

        1.21  Grant Date shall mean the date on which the Administrator grants Covered Compensation to an employee of the Company or any of its Affiliates under the terms of the Plan, provided that, in the case of Covered Compensation relating to the Assumed Awards, the Grant Date shall mean the date on which the applicable Assumed Award was granted under the terms of the Predecessor Plan.

        1.22  Investment Fund shall mean the investment funds designated on Appendix A from time to time.

        1.23  LTIP shall have the meaning ascribed thereto in the preamble.

        1.24  Parent shall have the meaning ascribed thereto in the Recitals.

        1.25  Participant shall mean an employee of or other individual service provider to the Company or one of its Affiliates, with respect to whom the Administrator has awarded Covered Compensation under the Plan.

        1.26  Partnership means TransMontaigne Partners L.P., a Delaware limited partnership.

        1.27  Partnership Group means, collectively, the General Partner, the Partnership and the Partnership's direct and indirect subsidiaries.

        1.28  Plan shall have the meaning ascribed thereto in the preamble.

        1.29  Predecessor Plan shall have the meaning ascribed thereto in the Recitals.

        1.30  Predecessor Plan Sponsor shall have the meaning ascribed thereto in the Recitals.

        1.31  Proprietary Information shall mean, with respect to any Participant, any information that may have intrinsic value to the Company, the Company's customers or other parties with which the Company has a relationship, or that may provide the Company with a competitive advantage, including, without limitation, any trade secrets, inventions (whether or not patentable); formulas; flow charts; computer programs, access codes or other systems information; algorithms, technology and business processes; business, product, or marketing plans; sales and other forecasts; financial information; customer lists or other intellectual property; information relating to compensation and benefits; and public information that becomes proprietary as a result of the Company's compilation of that information for use in its business; provided that such Proprietary Information does not include any information which is, or has become, publicly available other than as a result of the Participant's action. Proprietary Information may be in any medium or form including, without limitation, physical documents, computer files or discs, videotapes, audiotapes, and oral communications.

        1.32  Retirement shall mean with respect to any Participant, the attainment of the earliest of (a) age sixty (60), (b) age fifty-five (55) and ten (10) years of service as an officer of the Company or any Affiliate of the Company, or (c) age fifty (50) and twenty (20) years of service with the Company or any Affiliate of the Company as an employee. A Participant's status as an officer shall be determined as of the Grant Date of the relevant Covered Compensation Award hereunder. Years of service shall be determined based on the number of full years that the individual has served as an officer or employee of the Company or any Affiliate of the Company, measured by anniversaries of the date that the individual commenced employment with the Company or any Affiliate of the Company, as indicated on the Participant's personnel records, which shall include, without limitation, prior years of service with Coastal Fuels Marketing, Inc.; Radcliff/Economy Services, Inc.; Louis Dreyfus Energy Corp; El Paso CGP Company; and the Predecessor Plan Sponsor and its subsidiaries.

        1.33  Second Payment Date shall mean the Company's first regular payroll payment date after the last Trading Day of the month during which any portion of a Participant's Covered Compensation Account vests under Section 3.1(b) (or would have vested under Section 3.1(b) in the absence of any acceleration of vesting that may have applied under Section 3.2 with respect to such Participant's Covered Compensation Account).

        1.34  Termination of Employment shall mean a "separation from service" as that term is defined in Code Section 409A(a)(2)(A)(i) and Treas. Regs. Section 1.409A-1(h), and as amplified by any other official guidance, with respect to a Participant's employment or other service with the Company and its Affiliates. For the avoidance of doubt, with respect to Assumed Awards, no Participant shall be deemed to incur a separation from service as a result of such Participant's transfer of employment to the Company.

        1.35  Trading Day shall mean each day that the New York Stock Exchange Inc. or its successor is open for the trading of securities listed on such exchange.

        1.36  Unauthorized Comments shall mean comments made by a Participant, directly or indirectly, which contain or involve any negative, derogatory or disparaging comment, whether written, oral or in electronic format, to any reporter, author, producer or similar person or entity or to any general public media in any form (including, without limitation, books, articles or writings of any other kind, as well as film, videotape, audio tape, computer/Internet format or any other medium) that concerns, directly or indirectly, the Company or any Affiliate of the Company, its business or operations or any Affiliate's business or operations, or any of it or any Affiliate's current or former agents, employees, officers or directors.

ARTICLE 2

Deemed Investment of Covered Compensation

        2.1    Investments.

          (a)   The amount that is ultimately payable to the Participant with respect to Covered Compensation shall be the amount notionally credited to such Participant's vested Covered Compensation Account as if such Covered Compensation Account had been invested in some or all of the Investment Funds set forth in Appendix A. The Administrator shall have the authority, in its sole discretion, with or without notice, to add, change or eliminate one or more of the Investment Funds in Appendix A at any time by updating such Appendix.

          (b)   Subject to the discretion of the Administrator, it is generally anticipated that all or a portion of each grant of Covered Compensation to each Participant will be designated on the applicable Grant Date as being deemed to be invested in one of more of the Investment Funds. To the extent that the Board or the Administrator does not designate a specific Investment Fund with respect to all or any portion of a grant of Covered Compensation as of the applicable Grant Date (the "Undesignated Portion"), in accordance with any additional rules, procedures or options that the Administrator may establish, the Administrator may permit each Participant to recommend that such Undesignated Portion be deemed to be invested in any one or more of the Investment Funds by submitting to the Company an Investment Direction in the form set forth at Appendix C within thirty (30) days after the applicable Grant Date, or such longer period as the Administrator may, in its discretion, allow. If validly completed and timely received by the Company, such Investment Direction shall, if determined by the Company in its sole discretion to be put into effect, be effective as of the date of receipt by the Administrator, and shall remain in effect until such Covered Compensation vests and is paid or is forfeited in accordance with the Plan. To the extent that the Administrator has not received a validly completed Investment Direction with respect to any Undesignated Portion of a Participant's Covered Compensation Account or the Company determines in its sole discretion not to effectuate the recommendation in a validly completed, timely received Investment Direction, it shall deemed to be invested in the TransMontaigne Partners Common Units Fund or in such other Investment Fund as may be selected by the Administrator from time to time. The Administrator, in its sole discretion, may restrict or limit the investment elections of any Participant who is subject to Section 16 of the Securities Exchange Act of 1934, as amended.

          (c)   Anything in the Plan to the contrary notwithstanding, and notwithstanding the election by any Participant to designate the Investment Funds in which all or a portion of such Participant's Covered Compensation Account is deemed to be invested and the deemed allocation of such Participant's Covered Compensation Account among such Investment Funds, the Company is under no obligation to segregate or otherwise set aside any property or assets with respect to such Participant's Covered Compensation Account.

        2.2    Investment Earnings or Losses.    Any notional amounts credited to a Participant's Covered Compensation Account shall increase or decrease based on any increase or decrease in the value of the Investment Fund in which such amounts are deemed to be invested in accordance with Section 2.1. In a manner consistent with the allocations described in Section 2.1, the notional investment earnings or losses under this Section 2.2 shall be credited to a Participant's Covered Compensation Account, as determined in good faith by the Administrator.

        2.3    Contribution of Notional Distributions.    The Covered Compensation Account of each Participant shall be credited with notional dividends and other notional distributions at the same time, in the same form, and in equivalent amounts as dividends and other distributions, if any, are payable from time to time with respect to the Investment Funds in which such Covered Compensation Account is deemed to be invested. Any such notional dividends and other notional distributions shall be valued as of the date on which they are credited to a Participant's Covered Compensation Account and reallocated to acquire additional interests in the Investment Funds in which such Covered Compensation Account is deemed to be invested. If such notional dividends and other notional distributions are credited in a form other than common stock, common units or cash, the Administrator will determine their value in good faith and may treat such dividends and distributions as having been made in a like amount of cash.

        2.4    Valuation of Participant's Covered Compensation Account.    The value of a Participant's Covered Compensation Account as of any time shall be determined based on the value of the underlying investments, which comprise the Investment Fund, in which such Covered Compensation Account is deemed to be invested as of such date. The value of each deemed underlying investment that is publicly traded shall be determined based on the closing sales price for such investment as quoted or otherwise reported on the date of determination (or, if no closing sales price was reported on such date, on the last trading date such closing sales price was reported), as reported in The Wall Street Journal, or such other source as the Administrator deems reliable.

ARTICLE 3

Vesting and Payment of Covered Compensation

        3.1    Vesting of Covered Compensation Account.    Subject to the provisions of Section 3.2, a Participant's Covered Compensation Account with respect to Covered Compensation awarded as of a particular Grant Date shall become vested as follows:

          (a)   Subject to subparagraph (c) of Section 3.6 and to Section 3.7, fifty percent (50%) of such Covered Compensation Account shall become vested as of the first day of the month that falls closest to the second anniversary of the Grant Date applicable to such Covered Compensation Account.

          (b)   Subject to subparagraph (c) of Section 3.6 and to Section 3.7, the remainder of such Covered Compensation Account shall become vested as of the first day of the month that falls closest to the third anniversary of the Grant Date applicable to such Covered Compensation Account.

        3.2    Acceleration of Vesting.    Notwithstanding the provisions of Section 3.1, a Participant's Covered Compensation Account(s) shall become fully vested upon:

          (a)   The Participant's death, Disability or attainment of Retirement;

          (b)   The involuntary Termination of Employment of such Participant by the Company without Cause at a time when the Participant is otherwise willing and able to continue providing services; or

          (c)   The Participant's Termination of Employment for Good Reason within eighteen (18) months after the date of a Change in Control.

        3.3    Payment of Covered Compensation Account.    Fifty percent (50%) of a Participant's vested Covered Compensation Account with respect to Covered Compensation awarded as of a particular Grant Date shall be paid to such Participant (or to such Participant's Beneficiary in the event of the Participant's death), within five (5) business days following the First Payment Date, and the remainder of such Participant's vested Covered Compensation Account with respect to Covered Compensation awarded as of a particular Grant Date shall be paid to such Participant (or to such Participant's Beneficiary in the event of the Participant's death) within five (5) business days following the Second Payment Date. Notwithstanding the foregoing sentence and subject to any six-month delay of the payment required by Section 3.7 below, in the event any of the following events occurs prior to a Participant's First Payment Date and/or Second Payment Date, the Participant's vested Covered Compensation Account shall be paid on the first Business Day occurring on or immediately following sixty (60) calendar days after the earliest to occur of the following events:

          (a)   The Participant's death,

          (b)   The Participant's involuntary Termination of Employment by the Company without Cause at a time when the Participant is otherwise willing and able to continuing providing services or Termination of Employment by the Participant for Good Reason, occurring in either case within eighteen (18) months after the date of a Change in Control, or

          (c)   The Participant's Termination of Employment following his or her attainment of Retirement.

Notwithstanding the prior provisions of this Section 3.3, however, the Company's obligation to make any such payment to a Participant on account of the Participant's Termination of Employment shall be subject (except in the case of death) to the Participant's prior execution and delivery to the Company within fifty (50) days following such Participant's Termination of Employment of a legal release substantially in the form of Appendix D attached hereto, which release becomes effective and irrevocable in its entirety within the time period specified in Appendix D.

        3.4    Form of Payment.    The value of all or a portion of a Covered Compensation Account that is payable under the Plan shall be determined as of the last Trading Day of the month during which it vests. A Participant's vested Covered Compensation Account shall be paid in cash or in kind, at the sole discretion of the Administrator based on the Investment Fund(s) in which the Participant's Covered Compensation Account is deemed invested under the terms of the Plan. With respect to the vested portion of a Participant's Covered Compensation Account that is deemed invested in common units of the Partnership, payment shall be made in the form of Partnership common units, unless otherwise determined by the Administrator and subject to the terms, conditions and limitations of the LTIP. The Administrator shall not make or authorize a distribution of securities of the Partnership if the General Partner believes that such distribution would require any governmental, security holder or other third party consent or approval, or would otherwise be prohibited or subject to registration or restriction under applicable law, regulation or stock exchange rule.

        3.5    Tax Withholding and Reporting.    The Company shall have the right to withhold all applicable taxes from any payment under the Plan, including any federal, state, local, and foreign income, employment or other taxes, and may require Participants to make arrangements to satisfy all applicable withholding requirements prior to any payment being made hereunder.

        In addition, in its sole discretion, and pursuant to the provisions of Treasury Regulations Sections 1.409A-3(i)(2)(i) and 1.409A-3(j)(4)(vi), the Administrator may permit acceleration of the time or schedule of payment of any portion of a Participant's vested Covered Compensation Account solely to the extent as may be necessary to pay (i) the Federal Insurance Contributions Act ("FICA") taxes imposed under Section 3101, 3121(a) and 3121(v)(2) of the Code (as applicable) with respect to a Participant's vested Covered Compensation Account; (ii) the income tax at source on wages imposed under Section 3401 of the Code or the corresponding withholding provisions of applicable state, local, or non-U.S. tax laws as a result of the payment of the FICA tax; and (iii) the additional income tax at source on wages attributable to the pyramiding Section 3401 wages and taxes. Notwithstanding the foregoing, the total accelerated distribution to a Participant under this Section 3.5 shall not exceed the aggregate amount of FICA taxes referred to in subsection (i) above, plus the income tax withholding related to the distribution in the amount of such FICA taxes.

        3.6    Forfeiture of Covered Compensation Account(s).

          (a)   With respect to any Covered Compensation Award, if the Participant has a Termination of Employment for any reason other than as described in Section 3.2 above, before the date an applicable portion of the Participant's Covered Compensation Account(s) becomes vested as prescribed in Section 3.1(a) or 3.1(b) above, the Participant shall automatically forfeit all unvested portions of his or her Covered Compensation Account(s) for no consideration.

          (b)   With respect to any Covered Compensation Award, a Participant shall automatically forfeit his or her Covered Compensation Account(s) pertaining thereto, including any portions thereof which may previously have become vested and paid to a Participant pursuant to the Plan, for no consideration if the Plan Administrator shall determine that the Participant, while employed with the Company or any Affiliate of the Company, or during the one (1) year period following Participant's Termination of Employment with the Company or any Affiliate of the Company:

              (i)  has misused Proprietary Information, or has otherwise failed to comply with his or her obligations with respect to the use of Proprietary Information in violation of Company policies pertaining thereto, including the Company's Code of Conduct, as such policies may be amended from time to time;

             (ii)  has made any Unauthorized Comments;

            (iii)  has cooperated with any third party in litigation proceedings adverse to the Company or any Affiliate of the Company, except to any extent such cooperation was compelled by legal process or otherwise required by law;

            (iv)  has refused to honor the Company's request to cooperate or participate on behalf of the Company or any Affiliate of the Company in any litigation proceedings involving the Company or any Affiliate of the Company;

             (v)  has been terminated for Cause;

            (vi)  has, directly or indirectly, solicited the employment, or hired any employee of the Company or any Affiliate of the Company, or induced any employee of the Company or any Affiliate of the Company to terminate his/her employment with the Company or any Affiliate of the Company; provided, however, that this provision shall apply only if such solicitation, hiring or inducement to terminate employment relates to an employee of the Company or any Affiliate of the Company having the status of Executive Director or higher, and further provided that this provision shall not apply if any such hiring, solicitation or inducement of the employee (A) is as a result of any general solicitation for employees (including through the use of employment agencies) not specifically directed at any such persons and such person responds to any such general solicitation; (B) if such employee approaches the Participant on an unsolicited basis; or (C) such solicitation occurs following cessation of such employee's employment with the Company or any Affiliate of the Company without any solicitation or encouragement from the Participant; or

           (vii)  has, directly or indirectly, solicited or enticed away, or in any manner attempted to persuade any customer, or prospective customer of the Company or any Affiliate of the Company (A) to discontinue or diminish his, her or its relationship or prospective relationship with the Company or any Affiliate of the Company, or (B) to otherwise provide his, her or its business to any person, company, partnership or other business entity which is engaged in any line of business in which the Company or any Affiliate of the Company is engaged; provided, however, that this provision shall apply only to customers, or prospective customers, that Participant had contact with while working on an actual or prospective project or assignment during the 180 days preceding Participant's Termination of Employment.

  To the extent Participant is required to repay any amounts previously paid from his or her Covered Compensation Account pursuant to this Section 3.6(b), such Participant shall promptly repay such amounts in full to the Company in a lump sum in cash.

          (c)   The Plan Administrator may require a Participant to provide the Plan Administrator with a written certification or other evidence that the Plan Administrator deems appropriate, in its sole discretion, that the Participant has not engaged in the conduct described in Section 3.5(b)(i) or (ii) above.

          (d)   Each Participant accepting Covered Compensation shall be deemed to agree that for a period of one (1) year following the Participant's Termination of Employment with the Company and within a fifty (50) mile radius of any location where the Company is actively engaged in the business of refined petroleum product (A) terminaling or (B) transportation (collectively, the "Business"), or proposes to engage in the Business, on or prior to such Participant's Termination of Employment:

              (i)  Participant shall not, directly or indirectly, through one or more other persons or entities, engage in, or have any financial or other interests (whether as a principal, partner, shareholder, director, officer agent, employee, consultant or otherwise) (other than ownership of 1% or less of the outstanding stock of any corporation listed on the New York Stock Exchange, the American Stock Exchange or NASDAQ) in, or provide assistance to, any person, firm, corporation or business that engages in any activity which is the same as the Business.

             (ii)  Participant shall not solicit or attempt to solicit any of the Company's customers, clients, members, vendors, licensees, lessees, business partners or suppliers, or otherwise interfere with any business relationship or contract between the Company and any of its customers, clients, members, vendors, licensees, lessees, business partners or suppliers.

            (iii)  Participant shall not solicit, induce, recruit or encourage any of the Company's employees, independent contractors or consultants to terminate their relationship with the Company, or take away such employees, independent contractors or consultants, or attempt to solicit, induce, recruit, encourage or take away employees, independent contractors or consultants of the Company.

        3.7    Section 409A and No Guarantee of Tax Consequences.    The Administrator shall delay the payment of any benefits payable under this Plan to the extent necessary to comply with Section 409A(a)(2)(B)(i) of the Code (relating to payments made to certain "specified employees" of certain publicly-traded companies) and in such event, any such amount to which a Participant would otherwise be entitled during the six (6) month period immediately following his or her separation from service will be paid on the first Business Day following the expiration of such six (6) month period. Each payment or amount due to a Participant under this Plan shall be considered a separate payment, and a Participant's entitlement to a series of payments under this Plan is to be treated as an entitlement to a series of separate payments. This Plan is intended to comply with or otherwise be exempt from the provisions of Code Section 409A and shall be interpreted consistent with such intention, and the Company reserves the right (but shall have no obligation) to amend the Plan in its discretion in order to make the Plan comply with Code Section 409A. None of the Board, the

Company, the Partnership or the General Partner makes any representation or guarantee that the benefits provided under the Plan will comply with Code Section 409A or that any particular federal, state, local or other tax treatment will (or will not) apply or be available to any Participant or other Person or makes any undertaking to prevent Code Section 409A from applying to the benefits provided under the Plan or to mitigate its effects on any deferrals or payments made under the Plan or assumes any liability with respect to any tax or associated liabilities to which any Participant or other Person may be subject.

ARTICLE 4

Amendment and Termination of Plan

        4.1    Amendment, Suspension, and Early Termination.    The Administrator shall have the authority, in its discretion, to amend, alter, suspend, discontinue or terminate the Plan in any manner at any time for any reason or for no reason without the consent of any Participant. The Administrator shall notify Participants of any amendment, suspension or early termination of the Plan as soon as administratively possible after such amendment, alteration, suspension, discontinuation or early termination.

        4.2    Termination of the Plan.    The Plan shall terminate on the date when no Participant (or Beneficiary) has any right to or expectation of payment of benefits under the Plan.

ARTICLE 5

Administration

        5.1    Administration.    The Administrator shall administer the Plan and interpret, construe and apply its provisions in accordance with its terms and otherwise in accordance with the administration provisions set forth in Section 3 of the LTIP, including the delegation provisions set forth in Section 3(b) thereof. The Administrator shall further establish, adopt or revise such rules and regulations as it may deem necessary or advisable for the administration of the Plan. All decisions of the Administrator shall be final and binding, subject only to a determination otherwise by the Administrator.

        5.2    Delegation of Authority.    As of the Effective Date and until such time as the Board shall determine to revoke this delegation, the Board hereby delegates its authority as the Administrator of the Plan to the board of managers of the Company (the "Company Board"), subject to the limitations set forth in Section 3(b) of the LTIP, provided, however, that (i) the Board shall also have the authority in its sole discretion to exercise any and all rights and duties of the Administrator under the Plan and (ii) the Board may request from time to time that all awards of Covered Compensation granted by the Company Board be made subject to prior approval or ratification by the Board.

        5.3    No Liability.    The Administrator shall not be liable for any determination, decision, or action made in good faith with respect to the Plan. The Company will indemnify, defend and hold harmless the Administrator from and against any and all liabilities, costs, and expenses incurred by such person(s) as a result of any act, or omission, in connection with the performance of such person's duties, responsibilities, and obligations under the Plan, other than such liabilities, costs, and expenses as may result from the bad faith, gross misconduct, breach of fiduciary duty, failure to follow the lawful instructions of the Administrator or criminal acts of such persons.

 ARTICLE 6

Conditions Related to Benefits

        6.1    Nonassignability.    The compensation and benefits provided under the Plan may not be alienated, assigned, transferred, pledged, encumbered or hypothecated by any person, at any time, or to any person whatsoever. Such amounts shall be exempt from the claims of creditors or other claimants of the Participant or Beneficiary and from all orders, decrees, levies, garnishment or executions to the fullest extent allowed by law.

        6.2    No Right to Company Assets.    Covered Compensation paid under the Plan shall be paid from the general funds of the Company, and the Participant and any Beneficiary shall be no more than unsecured general creditors of the Company with no special or prior right to any assets of the Company for payment of any obligations hereunder. The Plan shall not be deemed to confer any legal rights or benefits on a Participant until payment of Covered Compensation is authorized by the Administrator.

        6.3    Trust.    At its discretion, the Company may establish one or more grantor trusts for the purpose of providing for payment of Covered Compensation under the Plan. Such trust or trusts may be irrevocable, but the assets thereof shall be subject to the claims of the Company's and its Affiliates' creditors. Amounts paid to the Participant or the Participant's Beneficiary from any such trust or trusts shall be considered paid by the Company for purposes of meeting the obligations of the Company under the Plan.

ARTICLE 7

Miscellaneous

        7.1    Incorporation of the LTIP.    This Plan is subject to the terms and conditions set forth in the LTIP, which is incorporated herein by reference, and is intended to constitute a "Program" (as defined in the LTIP) under the LTIP. In the event of any inconsistency between this Plan and the LTIP, the terms of the LTIP will control. For the avoidance of doubt, in no event will any Partnership common units be issued in respect of any awards of Covered Compensation unless and until the unitholder approval described in Section 9 of the LTIP has been obtained. The Administrator may delay any payment to be made hereunder as the Administrator may determine appropriate with respect to complying with the preceding sentence unless (i) such payment is with respect to an amount that constitutes "non-qualified deferred compensation" within the meaning of Section 409A or (ii) such delay would cause the amount to become "non-qualified deferred compensation" within the meaning of Section 409A. Notwithstanding anything to the contrary in this Plan, nothing in this Plan is intended to or shall change the time of payment with respect to any Assumed Award as compared to the time of payment provided under the terms of the applicable Assumed Award. The terms of the Predecessor Plan shall control, in all respects, for purposes of determining the time of payment with respect to any Assumed Award.

        7.2    Successors of the Company.    The rights and obligations of the Company under the Plan shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Company.

        7.3    Employment or Other Service Not Guaranteed.    Nothing contained in the Plan nor any action taken hereunder shall be construed as a contract of employment or for other service with the Company or any Affiliate of the Company, as amending or modifying any term or condition of a Participant's written employment agreement with the Company or any Affiliate of the Company (if any such agreement is in effect, now or in the future) or as giving any Participant any right to continued employment with or other service to the Company or any Affiliate of the Company.

        7.4    Gender, Singular and Plural.    All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

        7.5    Captions.    The captions of the Articles and paragraphs of the Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

        7.6    Validity.    In the event any provision of the Plan is held invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provisions of the Plan.

        7.7    Waiver of Breach.    The waiver by the Company of any breach of any provision of the Plan shall not operate or be construed as a waiver of any subsequent breach.

        7.8    Notice.    Any notice or filing required or permitted to be given to the Company, the Participant or a Participant's Beneficiary under the Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, in the case of the Company, to the principal office of the Company, directed to the attention of the Administrator, and in the case of the Participant or a Participant's Beneficiary, to the last known address of the Participant or a Participant's Beneficiary indicated on the records of the Company. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

        7.9    No Effect on Retirement or Other Benefits.    Except as specifically provided in a retirement or other benefit plan of the Company, or any Affiliate of the Company, amounts payable under the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any other compensatory or retirement plan of the Company, or any Affiliate of the Company, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted by the Company under which the availability or amount of benefits is related to level of compensation, except as otherwise determined by the Administrator; provided, however, that nothing in this Section 7.9 or any other provision of the Plan shall be construed to prevent payments under the Plan from being treated as compensation under any 401(k) plan maintained by the Company or any Affiliate of the Company would otherwise treat payments under the Plan as compensation.

        7.10    Applicable Law.    With respect to matters that are not addressed directly under the terms of the LTIP, this Plan is to be construed in accordance with and governed by the internal laws of the State of Colorado without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Colorado to the rights and duties of the parties. Matters that are addressed directly under the terms of the LTIP shall be governed in accordance with Section 8(h) of the LTIP.

        7.11    Dispute Resolution.    Each Participant accepting Covered Compensation shall be deemed to agree that this Section 7.11 shall be the exclusive means for resolving any dispute arising out of or relating to the Plan. The Participant and the Company shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by providing notice of a written statement of the party's position (the "Initiating Notice") and the name, title, mailing address, telephone number, and e-mail address of the individual who will represent the party. Within fifteen (15) days of receipt of the Initiating Notice, the other party shall provide the initiating party a written statement of its position. Within fifty (50) days of the exchange of written notifications, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation within ninety (90) days of the date of receipt of the Initiating Notice, the parties agree that any dispute or other matter in question of any kind arising out of or relating to the Plan shall be settled by binding, mandatory arbitration in Colorado to be conducted by a single, neutral arbitrator mutually acceptable to the parties in accordance with the American Arbitration Association's National Rules for Employment Disputes. The parties shall have the right to conduct discovery which provides them with access to documents and witnesses that are essential to the dispute, as determined by the arbitrator. The parties agree that the arbitrator shall have no authority to vary the terms of the Plan or to award any punitive, consequential, incidental, indirect or special damages, interest, fees or expenses. The arbitrator's written award shall include the essential findings and conclusions upon which the award is based. The decision of the arbitrator shall be final and may be enforced in any court of competent jurisdiction. In no event shall a demand for arbitration be made after the date when the applicable statute of limitations would bar the institution of a legal or equitable proceeding based on such claim, dispute or other matter in question. The parties shall bear their own attorneys' fees and other costs arising under this Section 7.11 except as otherwise required by law, and shall share equally in the cost of the arbitrator.

        7.12    Modification and Severability.    If any restriction set forth in this Plan is found by any court of competent jurisdiction, or an arbitrator appointed under the terms of this Plan, to be unenforceable because it is too broad, or extends for too long a period of time, or over too great a range of activities, or in too broad a geographic area, it shall be modified by the court or arbitrator and interpreted to extend only over the maximum scope, period of time, range of activities or geographic area as to which it may be enforceable. If any provision of this Plan, or application thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction, or an arbitrator appointed under the terms of this Plan, to be invalid, unenforceable, or void, the remainder of this Plan and such provisions as applied to other persons, places and circumstances shall remain in full force and effect.

TLP MANAGEMENT SERVICES LLC
SAVINGS AND RETENTION PLAN

APPENDIX A

Investment Funds

        1.    Fixed Interest Fund.    Amounts deemed to be invested in this Fund with respect to a Participant will accrue interest at a fixed rate to be determined annually by the Administrator. For all Covered Compensation Awards granted under the Plan, the interest rate shall be 5%, unless otherwise set forth in the award.

        2.    Dodge & Cox Income Fund.    Amounts deemed to be invested in this Fund with respect to a Participant will be treated as though invested in the Dodge & Cox Income Fund, which is an open-end fund incorporated in the USA. The Fund's objective is a high and stable rate of current income, consistent with long-term preservation of capital. The Fund invests primarily in a diversified portfolio of high-quality bonds and other fixed-income securities, including US government obligations, mortgage and asset-backed securities and corporate bonds.

        3.    TransMontaigne Partners Common Units Fund.    Amounts deemed to be invested in this Fund with respect to a Participant will be treated as though invested in TransMontaigne Partners L. P. Common Units (NYSE: TLP), and as though all distributions paid on such Common Units are re-invested in TransMontaigne Partners L.P. Common Units.

        4.    Equity Index Fund.    Amounts deemed to be invested in this Fund with respect to a Participant will be treated as though invested in the SPDR Trust Series 1 (AMEX: SPY) (which has an investment goal of tracking the performance of the Standard & Poors 500 Index), or such other equity index as the Administrator may from time to time select, and calculated based on the reported value of such index in The Wall Street Journal, or such other source as the Administrator deems reliable.

Appendix A-1

TLP MANAGEMENT SERVICES LLC
SAVINGS AND RETENTION PLAN

APPENDIX B

BENEFICIARY DESIGNATION FORM

Participant's Name:

Spouse's Name (if any):

Address:

        In the event of my death prior to the payment of all or any portion of my Covered Compensation, and in lieu of disposing of my interest in the Covered Compensation by my will or the laws of intestate succession, I hereby designate the following persons as Primary Beneficiary(ies) and Contingent Beneficiary(ies) of my interest in the Covered Compensation (please attach additional sheets if necessary):

        Primary Beneficiary(ies) (Select only one of the three alternatives)

☐ (a) Individuals and/or Charities	% Share

1)	Name

Address

2)	Name

Address

3)	Name

Address

4)	Name

Address

        ☐    (b)    Residuary Testamentary Trust

        In trust, to the trustee of the trust named as the beneficiary of the residue of my probate estate.

        ☐    (c)    Living Trust

The	(print name of trust)	Trust, dated	(fill in date trust was established)

Appendix B-1

        Contingent Beneficiary(ies) (Select only one of the three alternatives)

☐ (a) Individuals and/or Charities	% Share

1)	Name

Address

2)	Name

Address

3)	Name

Address

4)	Name

Address

        ☐    (b)    Residuary Testamentary Trust

        In trust, to the trustee of the trust named as the beneficiary of the residue of my probate estate.

        ☐    (c)    Living Trust

The	(print name of trust)	Trust, dated	(fill in date trust was established)

        Should all the individual Primary Beneficiary(ies) fail to survive me or if the trust named as the Primary Beneficiary does not exist at my death (or no will of mine containing a residuary trust is admitted to probate within six months of my death), the Contingent Beneficiary(ies) shall be entitled to my interest in the Covered Compensation in the shares indicated. Should any individual beneficiary fail to survive me or a charity named as a beneficiary no longer exists at my death, such beneficiary's share shall be divided among the remaining named Primary or Contingent Beneficiaries, as appropriate, in proportion to the percentage shares I have allocated to them. This beneficiary designation is effective until I file another such designation with the Administrator and such designation is acknowledged by the Administrator during my lifetime. Any previous beneficiary designations are hereby revoked.

Submitted by:	Accepted by:
☐ Participant ☐ Participant's Spouse
(Signature)	By:
Its:
Date:	Date:

Appendix B-2

Spousal Consent (alternative to separate designation by spouse):

        I hereby consent to the beneficiary designation contained herein and agree that the designation of beneficiaries provided herein shall apply to my community property interest in any Covered Compensation payable to my spouse in connection with his or her employment with the Company or any Affiliate of the Company.

(Signature of Spouse)
Date:

Appendix B-3

TLP MANAGEMENT SERVICES LLC
SAVINGS AND RETENTION PLAN

APPENDIX C

INVESTMENT DIRECTION

        The undersigned Participant by execution and submittal to the Administrator of this Investment Direction form hereby recommends that the portions of Participant's Covered Compensation Account in the Plan with respect to the [date of award] Grant Date be deemed to be invested in the Investment Fund(s) listed below in accordance with the percentages indicated opposite each Investment Fund(s).

INVESTMENT	Percentage
Fixed Interest Fund		%
Dodge & Cox Income Fund		%
TransMontaigne Partners L.P. Common Units Fund		%
Equity Index Fund		%
100%

Participant:

Signature:

Date:

Appendix C-1

TLP MANAGEMENT SERVICES LLC
SAVINGS AND RETENTION PLAN

APPENDIX D

LEGAL RELEASE

        This Legal Release (the "Agreement") is executed by undersigned employee ("Employee") for the benefit of TLP Management Services LLC, its subsidiaries, affiliates and predecessors, and their respective officers, directors, employees, agents, equityholders, representatives and insurers (collectively "TransMontaigne" or the "Company"). References herein to "you" and "your" and other similar references refer to the Employee.

        1.     You acknowledge that you have read and understand the TLP Management Services LLC Savings and Retention Plan (the "Plan").

        2.     You agree that you wish to receive the payment of the vested portion(s) of your Covered Compensation Account(s) described in the Plan (the "Vested Benefits"), that your decision to do so is entirely voluntary, that you have not been pressured into accepting the Vested Benefits and that you have enough information about the Vested Benefits to decide whether to sign this Agreement. If, for any reason, you believe that your acceptance of the Vested Benefits is not entirely voluntary, or if you believe that you do not have enough information, then you should not sign this Agreement.

        3.     You, for yourself, your heirs, personal representatives and assigns, and any other person or entity that could or might act on behalf of you, including, without limitation, your counsel (all of whom are collectively referred to as "Releasor"), hereby fully and forever release and discharge the Company and its present and future affiliates and subsidiaries, and each of their past, present and future officers, directors, employees, shareholders, independent contractors, attorneys, insurers and any and all other persons or entities that are now or may become liable to Releasor due to any act or omission of such person or entity (all of whom are collectively referred to as "Releasees") of and from any and all actions, causes of action, claims, demands, costs and expenses, including attorneys' fees, of every kind and nature whatsoever, in law or in equity, whether now known or unknown, that Releasor, or any person acting under or on behalf of Releasor, may now have, or claim at any future time to have, based in whole or in part upon any act or omission occurring on or before the date of execution and delivery of this Agreement to the Company, in any way relating to your employment with TLP Management Services LLC or any of its Affiliates, as that term is defined in the Plan, including your separation from employment, if applicable, except your rights to the Vested Benefits provided pursuant to the Plan, your vested rights, if any, in any Company-sponsored retirement savings plan, and your COBRA, unemployment compensation and workers compensation rights, if any. Such release is made without regard to present actual knowledge of such acts or omissions, including specifically, but not by way of limitation, matters which may arise at common law, such as breach of contract, express or implied, promissory estoppel, wrongful discharge, tortious interference with contractual rights, infliction of emotional distress, defamation, or under all federal, state or local laws that protect employees from discrimination in employment on the basis of sex, race, national origin, religion, disability and age, such as the Fair Labor Standards Act, the Employee Retirement Income Security Act, the National Labor Relations Act, Title VII of the Civil Rights Act of 1964, as amended, the Age Discrimination in Employment Act of 1987, the Rehabilitation Act of 1973, the Equal Pay Act, the Americans With Disabilities Act, and the Family and Medical Leave Act, the Workers Adjustment and Retraining Notification Act ("WARN"); EXCEPT for the rights and obligations created by this Agreement. You agree that you have had a full and fair opportunity to consult with an attorney of your choosing concerning the agreements and representations set forth in the previous sentence and all other provisions of this Agreement.

Appendix D-1

        You understand and agree that by signing this Agreement you are giving up your right to bring any legal claim against the Company concerning, directly or indirectly, your employment relationship with the Company, including your separation from employment, if applicable. You agree that this legal release is intended to be interpreted in the broadest possible manner in favor of the Company, to include all actual or potential legal claims that you may have against the Company, except as specifically provided otherwise in this Agreement. You further agree that if you bring any kind of legal claim against the Company that you have released and discharged by signing this Agreement, then you will be in violation of this Agreement and must pay all legal fees and other costs and expenses incurred by the Company in defending against any such claim.

        4.     You agree that the Vested Benefits that you are accepting by signing this Agreement have value to you, that you would not be entitled to the Vested Benefits without signing this Agreement, that you will receive the Vested Benefits in exchange for the benefit to TransMontaigne from your signing this Agreement, and that TransMontaigne will withhold from the Vested Benefits all applicable federal, state and local taxes.

        5.     You agree that the only benefit you are to receive by signing this Agreement are the Vested Benefits, and that in signing this Agreement you did not rely on any information, oral or written, from anyone, including your supervisor, other than the information contained in the Plan.

        6.     You represent that you have not previously assigned or transferred any of the legal rights and claims that you have given up by signing this Agreement, and you agree that this Agreement also binds all persons who might assert a legal right or claim on your behalf, such as your heirs, personal representatives and assigns, now and in the future.

        7.     You agree that: (a) this Agreement constitutes the entire agreement between you and TransMontaigne, without regard to any other oral or written information that you may have received about this Agreement; (b) if any part of this Agreement is declared to be unenforceable, all other provisions of this Agreement shall remain enforceable; and (c) this Agreement shall be governed by federal law and by the internal laws of the State of Colorado, irrespective of the choice of law rules of any jurisdiction.

        8.     You agree and acknowledge that you: (i) understand the language used in this Agreement and the Agreement's legal effect; (ii) understand that by signing this Agreement you are giving up the right to sue the Company for age discrimination; (iii) will receive compensation under this Agreement to which you would not otherwise have been entitled without signing this Agreement; (iv) have been advised by the Company to consult with an attorney before signing this Agreement; and (v) were given no less than forty-five (45) calendar days to consider whether to sign this Agreement. During such forty-five (45) calendar day period, you, in considering whether to sign this Agreement, may wish to review the terms of the Vested Benefits set forth herein.

        For a period of seven (7) calendar days after the signing of this Agreement, you may, in your sole discretion, rescind this Agreement by delivering a written notice of revocation to the Company by delivering a written revocation statement to Michael A. Hammell, Executive Vice President, General Counsel and Secretary, at 1670 Broadway, Suite 3100, Denver, Colorado 80202. If you rescind this Agreement within seven (7) calendar days after the signing date, this Agreement shall be void, all actions taken pursuant to this Agreement shall be reversed, and neither this Agreement, nor the facts of or circumstances surrounding its execution shall be admissible for any purpose whatsoever in any proceeding between the parties, except in connection with a claim or defense involving the validity or effective rescission of this Agreement. If you do not rescind this Agreement within seven (7) calendar days after the signing date, this Agreement shall become final and binding and shall be irrevocable.

Appendix D-2

Acknowledgment

        By signing below, you acknowledge that you have read and understand this Agreement and understand that it is a legally binding document that may affect your legal rights, and that you have been advised to consult a lawyer of your choosing before signing this Agreement and have had an opportunity to do so.

Signed:

Print name:

Date:

Appendix D-3

TRANSMONTAIGNE PARTNERS L.P. IMPORTANT SPECIAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 12:00 A.M., EST, on July 12, 2016. Vote by Internet Go to www.investorvote.com/TLP Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Follow the instructions provided by the recorded message X Special Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposal — The Board of Directors recommends a vote FOR Proposal 1 For Against Abstain 1. To approve the partnership’s 2016 Long-Term Incentive Plan (the “2016 Plan”), which, among other things, permits common units to be reserved and made available for issuance with respect to awards under the 2016 Plan. B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Special Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy — TRANSMONTAIGNE PARTNERS L.P. 2016 Special Meeting of Unit Holders Proxy Solicited by Board of Directors for Special Meeting - July 12, 2016 (10:00 A.M. Local Time) Frederick W. Boutin, Robert T. Fuller and Michael A. Hammell, or any of them, each with the power of substitution, are hereby authorized to represent and vote the units of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Unit Holders of TransMontaigne Partners L.P. to be held on July 12, 2016 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the Unit Holder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting and at any postponement or adjournment thereof. All previous proxies are hereby revoked. (Items to be voted appear on reverse side.)

QuickLinks

NOTICE OF SPECIAL MEETING OF UNITHOLDERS TO BE HELD ON JULY 12, 2016
QUESTIONS AND ANSWERS
PROPOSAL 1: APPROVAL OF THE 2016 LONG-TERM INCENTIVE PLAN
NEW PLAN BENEFITS 2016 Long-Term Incentive Plan
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED UNITHOLDER MATTERS
EXECUTIVE COMPENSATION
UNITHOLDER PROPOSALS AND OTHER MATTERS
  Annex A
2016 LONG-TERM INCENTIVE PLAN
TLP MANAGEMENT SERVICES LLC SAVINGS AND RETENTION PLAN
RECITALS
ARTICLE 1 Definitions
ARTICLE 2 Deemed Investment of Covered Compensation
ARTICLE 3 Vesting and Payment of Covered Compensation
ARTICLE 4 Amendment and Termination of Plan
ARTICLE 5 Administration
ARTICLE 6 Conditions Related to Benefits
ARTICLE 7 Miscellaneous
TLP MANAGEMENT SERVICES LLC SAVINGS AND RETENTION PLAN APPENDIX A Investment Funds
TLP MANAGEMENT SERVICES LLC SAVINGS AND RETENTION PLAN APPENDIX B BENEFICIARY DESIGNATION FORM
TLP MANAGEMENT SERVICES LLC SAVINGS AND RETENTION PLAN APPENDIX C INVESTMENT DIRECTION
TLP MANAGEMENT SERVICES LLC SAVINGS AND RETENTION PLAN APPENDIX D LEGAL RELEASE